UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-06660

Name of Fund: BlackRock MuniYield Quality Fund, Inc. (MQY)

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock MuniYield Quality Fund, Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 04/30/2015

Date of reporting period: 10/31/2014

Item 1 – Report to Stockholders

OCTOBER 31, 2014

SEMI-ANNUAL REPORT (UNAUDITED)

BlackRock MuniYield Fund, Inc. (MYD)

BlackRock MuniYield Quality Fund, Inc. (MQY)

BlackRock MuniYield Quality Fund II, Inc. (MQT)

Not FDIC Insured • May Lose Value • No Bank Guarantee

2	SEMI-ANNUAL REPORT	OCTOBER 31, 2014

Shareholder Letter

Dear Shareholder,

The final months of 2013 were generally positive for most risk assets such as equities and high yield bonds even as investors were grappling with uncertainty as to when and by how much the U.S. Federal Reserve would begin to gradually reduce (or “taper”) its asset purchase programs. Higher quality bonds and emerging market investments, however, struggled as Fed tapering became increasingly imminent. When the central bank ultimately announced its tapering plans in mid-December, equity investors reacted positively, as this action signaled the Fed’s perception of real improvement in the economy.

Most asset classes moved higher in the first half of 2014 despite the pull back in Fed stimulus. The year got off to a rocky start, however, as a number of developing economies showed signs of stress and U.S. economic data weakened. Equities declined in January while bond markets found renewed strength from investors seeking relatively safer assets. Although these headwinds persisted, equities were back on the rise in February as investors were assuaged by increasing evidence that the soft patch in U.S. data was temporary and weather-related, and forecasts pointed to growth picking up later in the year.

In the months that followed, interest rates trended lower and bond prices climbed higher in the modest growth environment. Financial markets exhibited a remarkably low level of volatility despite rising tensions in Russia and Ukraine and signs of decelerating growth in China. Equity markets were resilient as investors focused on signs of improvement in the U.S. recovery, stronger corporate earnings, increased merger-and-acquisition activity and, perhaps most importantly, reassurance from the Fed that no changes to short-term interest rates were on the horizon.

In the ongoing low-yield environment, income-seeking investors moved into equities, pushing major indices to record levels. However, as stock prices continued to rise, investors became wary of high valuations and began shedding the stocks that had experienced significant price appreciation in 2013, particularly growth and momentum names. The broad rotation into cheaper valuations resulted in the strongest performers of 2013 struggling most in 2014, and vice versa. Especially hard hit were U.S. small cap and European stocks, where earnings growth had not kept pace with market gains. In contrast, emerging markets benefited from the trend after having suffered heavy selling pressure in early 2014.

Volatility ticked up in the middle of the summer. Markets came under pressure in July as geopolitical turmoil intensified in Gaza, Iraq and Ukraine and financial troubles boiled over in Argentina and Portugal. Investors regained some confidence in August, allowing markets to rebound briefly amid renewed comfort that the Fed would continue to keep rates low and hopes that the European Central Bank would increase stimulus. However, markets swiftly reversed in September as improving U.S. economic indicators raised concerns that the Fed would increase short-term interest rates sooner than previously anticipated. Global credit markets tightened as the U.S. dollar strengthened, ultimately putting a strain on investor flows. High valuations combined with impending rate hikes stoked increasing volatility in financial markets. Escalating geopolitical risks further fueled the fire. The U.S. renewed its involvement in Iraq and the European Union imposed additional sanctions against Russia, while Scottish voters contemplated separating from the United Kingdom.

U.S. risk assets made a comeback in October while other developed markets continued their descent. This divergence in market performance moved in tandem with economic momentum and central bank policy. As the U.S. economy continued to strengthen, the need for monetary policy accommodation diminished. Meanwhile, economies in other parts of the developed world decelerated and central banks in Europe and Japan implemented aggressive measures to stimulate growth.

U.S. large cap stocks were the strongest performers for the six- and 12-month periods ended October 31, 2014. U.S. small caps experienced significantly higher volatility than large caps, but nonetheless generated positive returns. International developed market equities broadly declined while emerging markets posted modest gains. Most fixed income assets produced positive results as rates generally fell. Tax-exempt municipal bonds benefited from a favorable supply-and-demand environment. Short-term interest rates remained near zero, keeping yields on money market securities close to historic lows.

At BlackRock, we believe investors need to think globally, extend their scope across a broad array of asset classes and be prepared to move freely as market conditions change over time. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

U.S. financial markets generally outperformed other parts of the world given stronger economic growth and corporate earnings, the continuation of low interest rates and the appeal of relative stability amid rising geopolitical uncertainty.

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of October 31, 2014
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	8.22%	17.27%
U.S. small cap equities (Russell 2000® Index)	4.83	8.06
International equities (MSCI Europe, Australasia, Far East Index)	(4.83)	(0.60)
Emerging market equities (MSCI Emerging Markets Index)	3.74	0.64
3-month Treasury bills (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.02	0.05
U.S. Treasury securities (BofA Merrill Lynch 10-Year U.S. Treasury Index)	4.29	5.21
U.S. investment-grade bonds (Barclays U.S. Aggregate Bond Index)	2.35	4.14
Tax-exempt municipal bonds (S&P Municipal Bond Index)	3.54	7.94
U.S. high yield bonds (Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	1.05	5.82
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Municipal Market Overview

For the Reporting Period Ended October 31, 2014

Municipal Market Conditions

The latter months of 2013 were challenging for municipal bond performance. Heightened uncertainty as to when the U.S. Federal Reserve (the “Fed”) would begin to reduce its bond-buying stimulus program (and by how much) caused interest rates to be volatile and generally move higher. (Bond prices fall as rates rise.) Municipal bond mutual funds saw strong outflows through year end when the Fed finally announced its plan to begin the gradual reduction of stimulus in January 2014. Relieved of anxiety around policy changes, investors again sought the relative safety of municipal bonds in the new year. Surprisingly, interest rates trended lower in the first half of 2014 even as the Fed pulled back on its open-market bond purchases. Softer U.S. economic data amid one of the harshest winters on record, coupled with reassurance from the Fed that short-term rates would remain low for a considerable amount of time, resulted in stronger demand for fixed income investments, with municipal bonds being one of the stronger performing sectors. Despite starting the period with negative flows, municipal bond funds finished the 12-month period ended October 31, 2014 with net inflows of approximately $6.5 (based on data from the Investment Company Institute).

High levels of interest rate volatility in the latter half of 2013, particularly on the long end of the curve, resulted in a curtailment of tax-exempt issuance during the period. However, from a historical perspective, total new issuance for the 12 months ended October 31 remained relatively strong at $317 billion (albeit meaningfully lower than the $342 billion issued in the prior 12-month period). A noteworthy portion of new supply during this period was attributable to refinancing activity (roughly 45%) as issuers took advantage of lower interest rates to reduce their borrowing costs.

S&P Municipal Bond Index
Total Returns as of October 31, 2014
6 months : 3.54%
12 months : 7.94%

A Closer Look at Yields

From October 31, 2013 to October 31, 2014, muni yields on AAA-rated 30-year municipal bonds decreased by 103 basis points (“bps”) from 4.04% to 3.01%, while 10-year rates decreased 37 bps from 2.44% to 2.07% and 5-year rates increased 6 bps from 1.06% to 1.12% (as measured by Thomson Municipal Market Data). Overall, the municipal yield curve remained relatively steep over the 12-month period even as the spread between 2- and 30-year maturities flattened by 105 bps and the spread between 2- and 10-year maturities flattened by 39 bps.

During the same time period, U.S. Treasury rates fell by 57 bps on 30-year and 22 bps on 10-year bonds, while moving up 28 bp in 5-years. Accordingly, tax-exempt municipal bonds outperformed Treasuries across the yield curve as investors sought to reduce interest rate risk later in the period. On the short and intermediate parts of the curve, the outperformance of municipal bonds versus Treasuries was driven largely by a supply/demand imbalance within the municipal market and a rotation from long-duration assets into short- and intermediate-duration investments given their lower sensitivity to interest rate movements. More broadly, municipal bonds benefited from the increased appeal of tax-exempt investing in the new higher tax rate environment. The asset class is known for its lower relative volatility and preservation of principal with an emphasis on income as tax rates rise. The municipal market continues to be an attractive avenue for investors seeking yield in the low-rate environment. However, opportunities have not been as broad-based as in 2011 and 2012, warranting a more tactical approach going forward.

Financial Conditions of Municipal Issuers Continue to Improve

Following an extended period of nation-wide austerity and de-leveraging as states sought to balance their budgets, solid revenue growth exceeding pre-recession levels coupled with the elimination of more than 625,000 jobs in recent years have put state and local governments in a better financial position. Many local municipalities, however, continue to face increased health care and pension costs passed down from the state level. BlackRock maintains the view that municipal bond defaults will be minimal and remain in the periphery, and that the overall market is fundamentally sound. We continue to recognize that careful credit research, appropriate structure and security selection remain imperative amid uncertainty in a modestly improving economic environment.

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

4	SEMI-ANNUAL REPORT	OCTOBER 31, 2014

The Benefits and Risks of Leveraging

The Funds may utilize leverage to seek to enhance the yield and net asset value (“NAV”) of their common shares (“Common Shares”). However, these objectives cannot be achieved in all interest rate environments.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which will be based on short-term interest rates, will normally be lower than the income earned by a Fund on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of the Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund’s shareholders will benefit from the incremental net income. The interest earned on securities purchased with the proceeds from leverage is paid to shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share NAV.

To illustrate these concepts, assume a Fund’s Common Shares capitalization is $100 million and it utilizes leverage for an additional $30 million, creating a total value of $130 million available for investment in longer-term income securities. If prevailing short-term interest rates are 3% and longer-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, the Fund’s financing costs on the $30 million of proceeds obtained from leverage are based on the lower short-term interest rates. At the same time, the securities purchased by the Fund with the proceeds from leverage earn income based on longer-term interest rates. In this case, the Fund’s financing cost of leverage is significantly lower than the income earned on the Fund’s longer-term investments acquired from leverage proceeds, and therefore the holders of Common Shares (“Common Shareholders”) are the beneficiaries of the incremental net income.

However, in order to benefit Common Shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other costs of leverage exceed the Fund’s return on assets purchased with leverage proceeds, income to shareholders will be lower than if the Fund had not used leverage. Furthermore, the value of the Fund’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the value of the Fund’s obligations under its leverage arrangement generally does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Fund’s NAVs positively or negatively. Changes in the future direction of interest rates are very difficult to predict accurately, and there is no assurance that a Fund’s intended leveraging strategy will be successful.

Leverage also will generally cause greater changes in the Funds’ NAVs, market prices and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the net asset value and market price of a Fund’s Common Shares than if the Fund were not leveraged. In addition, the Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Fund to incur losses. The use of leverage may limit the Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. The Fund will incur expenses in connection with the use of leverage, all of which are borne by Common Shareholders and may reduce income to the Common Shares.

To obtain leverage, each Fund has issued Variable Rate Demand Preferred Shares (“VRDP Shares”) or Variable Rate Muni Term Preferred Shares (“VMTP Shares”) (collectively, “Preferred Shares”) and/or leveraged its assets through the use of tender option bond trusts (“TOBs”) as described in the Notes to Financial Statements.

Under the Investment Company Act of 1940 (the “1940 Act”), each Fund is permitted to issue debt up to 33 1/3% of its total managed assets or equity securities (e.g., Preferred Shares) up to 50% of its total managed assets. A Fund may voluntarily elect to limit its leverage to less than the maximum amount permitted under the 1940 Act. In addition, a Fund may also be subject to certain asset coverage, leverage or portfolio composition requirements imposed by the Preferred Shares’ governing instruments or by agencies rating the Preferred Shares, which may be more stringent than those imposed by the 1940 Act.

If a Fund segregates or designates on its books and records cash or liquid assets having a value not less than the value of the Fund’s obligations under the TOB (including accrued interest), a TOB will not be considered a senior security and will not be subject to the foregoing limitations and requirements under the 1940 Act.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to hedge market, interest rate and/or other risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Funds’ ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require a Fund to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation a Fund can realize on an investment, may result in lower distributions paid to shareholders and/or may cause a Fund to hold an investment that it might otherwise sell. The Funds’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2014	5

Fund Summary as of October 31, 2014	BlackRock MuniYield Fund, Inc.

Fund Overview

BlackRock MuniYield Fund, Inc.’s (MYD) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from federal income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal bonds exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax). The Fund invests, under normal market conditions, at least 75% of its assets in municipal bonds rated investment grade and invests primarily in long-term municipal bonds with a maturity of more than ten years at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Performance

•

For the six-month period ended October 31, 2014, the Fund returned 6.05% based on market price and 8.19% based on NAV. For the same period, the closed-end Lipper General & Insured Municipal Debt Funds (Leveraged) category posted an average return of 5.65% based on market price and 7.38% based on NAV. All returns reflect reinvestment of dividends and/or distributions. The Fund’s discount to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

•

The Fund benefited from income generated in the form of coupon payments from its portfolio of municipal bond holdings. Leverage, which represents a significant element of the Fund’s investment strategy, provided both incremental return and income in an environment of declining interest rates. (Bond prices rise as yields fall). The Fund’s positioning with respect to duration (sensitivity to interest rate movements) helped performance. The Fund’s positioning along the yield curve, which favored longer-dated bonds, also aided performance as longer-dated bonds generally outperformed those with shorter maturities. Investment grade bonds represent the bulk of the Fund’s holdings, which contributed significantly to overall results. Concentrations in the transportation, health care, utilities, tax-backed and corporate-related sectors also were among the leading contributors to performance.

•

The Fund maintained a short position in U.S. Treasury futures contracts in order to manage interest rate risk. With interest rates falling during the period, as prices rose, this position had a small negative impact on performance.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information
Symbol on New York Stock Exchange (“NYSE”)	MYD
Initial Offering Date	November 29, 1991
Yield on Closing Market Price as of October 31, 2014 ($14.50)[1]	6.66%
Tax Equivalent Yield[2]	11.77%
Current Monthly Distribution per Common Share[3]	$0.0805
Current Annualized Distribution per Common Share[3]	$0.9660
Economic Leverage as of October 31, 2014[4]	37%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal federal tax rate of 43.4%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VRDP Shares and TOBs as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 5.

6	SEMI-ANNUAL REPORT	OCTOBER 31, 2014

BlackRock MuniYield Fund, Inc.

Market Price and Net Asset Value Per Share Summary

	10/31/14	4/30/14	Change	High	Low
Market Price	$14.50	$14.14	2.55%	$14.65	$13.89
Net Asset Value	$15.39	$14.71	4.62%	$15.56	$14.71

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Long-Term Investments

Sector Allocation	10/31/14	4/30/14
Transportation	23%	20%
Health	21	21
Education	12	13
State	12	12
Utilities	11	10
Corporate	10	11
County/City/Special District/School District	8	10
Tobacco	3	3

Call/Maturity Schedule[3]
Calendar Year Ended December 31,
2014	5%
2015	4
2016	5
2017	5
2018	6

[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

Credit Quality Allocation[1]	10/31/14	4/30/14
AAA/Aaa	10%	9%
AA/Aa	42	41
A	27	28
BBB/Baa	11	10
BB/Ba	2	2
B	2	4
N/R2	6	6

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”) or Moody’s Investors Service (“Moody”) if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[2]

The investment advisor evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment advisor has deemed certain of these unrated securities as investment grade quality. As of October 31, 2014 and April 30, 2014, the market value of unrated securities deemed by the investment advisor to be investment grade was $6,145,818 and $9,493,537, each representing 1%, respectively, of the Fund’s long-term investments.

SEMI-ANNUAL REPORT	OCTOBER 31, 2014	7

Fund Summary as of October 31, 2014	BlackRock MuniYield Quality Fund, Inc.

Fund Overview

BlackRock MuniYield Quality Fund, Inc.’s (MQY) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from federal income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal bonds exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax). The Fund invests in municipal bonds which are in the three highest quality rating categories (A or better) or, if unrated, of comparable quality at the time of investment. The Fund invests primarily in long-term municipal bonds with maturities of more than ten years at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Performance

•

For the six-month period ended October 31, 2014, the Fund returned 6.15% based on market price and 7.30% based on NAV. For the same period, the closed-end Lipper General & Insured Municipal Debt Funds (Leveraged) category posted an average return of 5.65% based on market price and 7.38% based on NAV. All returns reflect reinvestment of dividends and/or distributions. The Fund’s discount to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

•

The Fund benefited from income generated in the form of coupon payments from its portfolio of municipal bond holdings. In addition, the Fund’s use of leverage provided both incremental return and income in an environment of declining interest rates. (Bond prices rise as yields fall). The Fund’s duration exposure (sensitivity to interest rate movements) contributed positively to performance as municipal interest rates declined during the period. The Fund’s exposure to long-maturity bonds also benefited performance given that the yield curve flattened, with yields falling more significantly for longer-term bonds (those with maturities of 20 years and longer) than for intermediate- and short-term issues. Performance was also helped by the Fund’s exposure to the utilities and transportation sectors.

•	In the strong market environment, there were no material detractors from the Fund’s performance during the period.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information
Symbol on NYSE	MQY
Initial Offering Date	June 26, 1992
Yield on Closing Market Price as of October 31, 2014 ($15.26)[1]	6.29%
Tax Equivalent Yield[2]	11.11%
Current Monthly Distribution per Common Share[3]	$0.08
Current Annualized Distribution per Common Share[3]	$0.96
Economic Leverage as of October 31, 2014[4]	37%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal federal tax rate of 43.4%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VRDP Shares and TOBs as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 5.

8	SEMI-ANNUAL REPORT	OCTOBER 31, 2014

BlackRock MuniYield Quality Fund, Inc.

Market Price and Net Asset Value Per Share Summary

	10/31/14	4/30/14	Change	High	Low
Market Price	$15.26	$14.84	2.83%	$15.45	$14.65
Net Asset Value	$16.35	$15.73	3.94%	$16.60	$15.73

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Long-Term Investments

Sector Allocation	10/31/14	4/30/14
County/City/Special District/School District	26%	32%
Transportation	22	21
State	18	15
Utilities	17	16
Health	9	8
Education	5	5
Housing	2	2
Corporate	1	1

Call/Maturity Schedule[2]
Calendar Year Ended December 31,
2014	2%
2015	10
2016	3
2017	11
2018	14

[2]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

Credit Quality Allocation[1]	10/31/14	4/30/14
AAA/Aaa	11%	10%
AA/Aa	62	63
A	23	24
BBB/Baa	2	3
N/R	2	—

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P’s or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

SEMI-ANNUAL REPORT	OCTOBER 31, 2014	9

Fund Summary as of October 31, 2014	BlackRock MuniYield Quality Fund II, Inc.

Fund Overview

BlackRock MuniYield Quality Fund II, Inc.’s (MQT) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from federal income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal bonds exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax). The Fund invests in municipal bonds which are in the three highest quality rating categories (A or better) or, if unrated, of comparable quality at the time of investment. The Fund invests primarily in long-term municipal bonds with maturities of more than ten years at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Performance

•

For the six-month period ended October 31, 2014, the Fund returned 4.85% based on market price and 7.60% based on NAV. For the same period, the closed-end Lipper General & Insured Municipal Debt Funds (Leveraged) category posted an average return of 5.65% based on market price and 7.38% based on NAV. All returns reflect reinvestment of dividends and/or distributions. The Fund’s discount to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

•

The Fund benefited from income generated in the form of coupon payments from its portfolio of municipal bond holdings. In addition, the Fund’s use of leverage provided both incremental return and income in an environment of declining interest rates. (Bond prices rise as yields fall). The Fund’s duration exposure (sensitivity to interest rate movements) contributed positively to performance as municipal interest rates declined during the period. The Fund’s exposure to long-maturity bonds also benefited performance given that the yield curve flattened, with yields falling more significantly for longer-term bonds (those with maturities of 20 years and longer) than for intermediate- and short-term issues. Performance was also helped by the Fund’s exposure to the utilities and transportation sectors.

•	In the strong market environment, there were no material detractors from the Fund’s performance during the period.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information
Symbol on NYSE	MQT
Initial Offering Date	August 28, 1992
Yield on Closing Market Price as of October 31, 2014 ($13.10)[1]	6.46%
Tax Equivalent Yield[2]	11.41%
Current Monthly Distribution per Common Share[3]	$0.0705
Current Annualized Distribution per Common Share[3]	$0.8460
Economic Leverage as of October 31, 2014[4]	37%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal federal tax rate of 43.4%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VMTP Shares and TOBs as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VMTP Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 5.

10	SEMI-ANNUAL REPORT	OCTOBER 31, 2014

BlackRock MuniYield Quality Fund II, Inc.

Market Price and Net Asset Value Per Share Summary

	10/31/14	4/30/14	Change	High	Low
Market Price	$13.10	$12.91	1.47%	$13.22	$12.54
Net Asset Value	$14.35	$13.78	4.14%	$14.58	$13.78

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Long-Term Investments

Sector Allocation	10/31/14	4/30/14
County/City/Special District/School District	26%	29%
Transportation	22	22
State	16	16
Utilities	14	12
Health	10	10
Education	8	8
Housing	2	2
Corporate	2	1

Call/Maturity Schedule[2]
Calendar Year Ended December 31,
2014	2%
2015	7
2016	5
2017	10
2018	12

[2]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

Credit Quality Allocation[1]	10/31/14	4/30/14
AAA/Aaa	7%	7%
AA/Aa	66	70
A	21	20
BBB/Baa	4	3
N/R	2	—

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P’s or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

SEMI-ANNUAL REPORT	OCTOBER 31, 2014	11

Schedule of Investments October 31, 2014 (Unaudited)	BlackRock MuniYield Fund, Inc. (MYD) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Alabama — 2.6%
County of Jefferson Alabama, RB, Limited Obligation School, Series A, 5.50%, 1/01/22	$5,250	$5,296,200
County of Jefferson Alabama Sewer, Refunding RB:
Senior Lien, Series A (AGM), 5.00%, 10/01/44	1,665	1,795,752
Senior Lien, Series A (AGM), 5.25%, 10/01/48	3,175	3,464,401
Sub-Lien, Series D, 6.00%, 10/01/42	7,410	8,068,453

		18,624,806
Alaska — 0.9%
Northern Tobacco Securitization Corp., Refunding RB, Tobacco Settlement, Asset-Backed, Series A:
4.63%, 6/01/23	1,745	1,742,365
5.00%, 6/01/46	6,450	4,823,633

		6,565,998
Arizona — 3.0%
County of Maricopa Arizona IDA, RB, Arizona Charter Schools Project, Series A, 6.75%, 7/01/29	2,800	2,657,564
Phoenix IDA Arizona, Refunding RB, America West Airlines, Inc. Project, AMT, 6.25%, 12/01/14 (a)	3,000	3,014,940
Salt Verde Financial Corp., RB, Senior:
5.00%, 12/01/32	7,365	8,408,915
5.00%, 12/01/37	5,000	5,651,200
Vistancia Community Facilities District Arizona, GO, 5.75%, 7/15/24	2,125	2,162,868

		21,895,487
California — 9.5%
California Health Facilities Financing Authority, RB:
St. Joseph Health System, Series A, 5.75%, 7/01/39	4,425	5,152,159
Sutter Health, Series B, 6.00%, 8/15/42	6,465	7,816,702
California Health Facilities Financing Authority, Refunding RB, Series A:
Catholic Healthcare West, 6.00%, 7/01/34	3,155	3,712,962
St. Joseph Health System, 5.00%, 7/01/33	2,560	2,941,773
California Municipal Finance Authority, RB, Senior, Caritas Affordable Housing, Inc. Projects, S/F Housing, Series A:
5.25%, 8/15/39	305	335,613
5.25%, 8/15/49	770	841,718
California Pollution Control Financing Authority, RB (b):
County of San Diego California Water Authority Desalination Project Pipeline, 5.00%, 11/21/45	2,510	2,589,040
Poseidon Resources (Channel Side) LP Desalination Project, AMT, 5.00%, 7/01/37	3,465	3,699,927
Poseidon Resources (Channel Side) LP Desalination Project, AMT, 5.00%, 11/21/45	1,650	1,754,577
California Statewide Communities Development Authority, RB, John Muir Health, Series A, 5.13%, 7/01/39	2,300	2,577,219
Municipal Bonds	Par (000)	Value
California (concluded)
California Statewide Communities Development Authority, Refunding RB, Episcopal Communities & Services, 5.00%, 5/15/42	585	632,625
California Statewide Financing Authority, RB, Tobacco Settlement, Series A, 6.00%, 5/01/43	3,285	3,250,507
City of Los Angeles California Department of Airports, Refunding ARB, Los Angeles International Airport, Series A, 5.25%, 5/15/39	1,605	1,834,980
City of Stockton California Public Financing Authority, RB, Delta Water Supply Project, Series A:
6.25%, 10/01/38	405	477,422
6.25%, 10/01/40	335	394,352
State of California, GO, (AMBAC), 5.00%, 4/01/31	10	10,035
State of California, GO, Refunding, Various Purposes:
6.00%, 3/01/33	5,085	6,235,990
6.50%, 4/01/33	14,075	17,220,059
State of California Public Works Board, LRB, Various Capital Project:
Series I, 5.00%, 11/01/38	1,605	1,801,356
Sub-Series I-1, 6.38%, 11/01/34	2,385	2,945,213
Tobacco Securitization Authority of Southern California, Refunding RB, Tobacco Settlement, Asset-Backed, Senior Series A-1, 4.75%, 6/01/25	1,960	1,934,912

		68,159,141
Colorado — 1.2%
Colorado Health Facilities Authority, Refunding RB, Evangelical Lutheran Good Samaritan Society Project, 5.00%, 12/01/42	3,580	3,807,258
University of Colorado, RB, Series A:
5.25%, 6/01/30	2,250	2,603,093
5.38%, 6/01/32	1,250	1,455,825
5.38%, 6/01/38	830	960,302

		8,826,478
Connecticut — 1.6%
Connecticut State Health & Educational Facility Authority, RB, Ascension Health Senior Credit, Series A, 5.00%, 11/15/40	2,770	3,073,758
Connecticut State Health & Educational Facility Authority, Refunding RB, Wesleyan University:
5.00%, 7/01/39	5,000	5,696,200
Series G, 5.00%, 7/01/35	2,225	2,534,809

		11,304,767
Delaware — 1.6%
County of Sussex Delaware, RB, NRG Energy, Inc., Indian River Power LLC Project, 6.00%, 10/01/40	2,305	2,622,191
Delaware State EDA, RB, Exempt Facilities, Indian River Power LLC Project, 5.38%, 10/01/45	8,275	8,850,940

		11,473,131

Portfolio Abbreviations

AGC	Assured Guarantee Corp.	EDC	Economic Development Corp.	LRB	Lease Revenue Bonds
AGM	Assured Guaranty Municipal Corp.	ERB	Education Revenue Bonds	M/F	Multi-Family
AMBAC	American Municipal Bond Assurance Corp.	GAB	Grant Anticipation Bonds	NPFGC	National Public Finance Guarantee Corp.
AMT	Alternative Minimum Tax (subject to)	GARB	General Airport Revenue Bonds	PSF-GTD	Public School Fund Guaranteed
ARB	Airport Revenue Bonds	GO	General Obligation Bonds	Radian	Radian Guaranty, Inc.
BARB	Building Aid Revenue Bonds	HDA	Housing Development Authority	RB	Revenue Bonds
BHAC	Berkshire Hathaway Assurance Corp.	HFA	Housing Finance Agency	S/F	Single-Family
CAB	Capital Appreciation Bonds	HRB	Housing Revenue Bonds	SO	Special Obligation
COP	Certificates of Participation	IDA	Industrial Development Authority	Syncora	Syncora Guarantee
EDA	Economic Development Authority	ISD	Independent School District

See Notes to Financial Statements.

12	SEMI-ANNUAL REPORT	OCTOBER 31, 2014

Schedule of Investments (continued)	BlackRock MuniYield Fund, Inc. (MYD) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
District of Columbia — 3.3%
District of Columbia, Tax Allocation Bonds, City Market at O Street Project, 5.13%, 6/01/41	$4,440	$4,741,032
Metropolitan Washington Airports Authority, Refunding RB:
CAB, 2nd Senior Lien, Series B (AGC), 0.00%, 10/01/31 (c)	8,350	4,012,091
CAB, 2nd Senior Lien, Series B (AGC), 0.00%, 10/01/32 (c)	15,000	6,841,500
CAB, 2nd Senior Lien, Series B (AGC), 0.00%, 10/01/33 (c)	13,410	5,810,955
Dulles Toll Road, 1st Senior Lien, Series A, 5.25%, 10/01/44	2,425	2,652,902

		24,058,480
Florida — 6.3%
City of Atlantic Beach Florida, RB, Health Care Facilities, Fleet Landing Project, Series B, 5.63%, 11/15/43	2,805	3,089,707
City of Clearwater Florida Water & Sewer Revenue, RB, Series A, 5.25%, 12/01/39	6,900	7,852,752
County of Broward Florida Water & Sewer Utility, Refunding RB, Series A, 5.25%, 10/01/34	2,155	2,429,698
County of Hillsborough Florida IDA, RB, National Gypsum Co., AMT:
Series A, 7.13%, 4/01/30	7,500	7,551,300
Series B, 7.13%, 4/01/30	5,000	5,006,450
County of Miami-Dade Florida Aviation, Refunding ARB, Miami International Airport, Series A-1, 5.38%, 10/01/41	7,530	8,590,375
County of Tampa-Hillsborough Florida Expressway Authority, Refunding RB, Series A, 5.00%, 7/01/37	1,310	1,442,926
Mid-Bay Bridge Authority, RB, Springing Lien, Series A, 7.25%, 10/01/40	6,150	7,488,117
Santa Rosa Bay Bridge Authority, RB, 6.25%, 7/01/28 (d)(e)	4,148	1,742,281

		45,193,606
Georgia — 1.4%
DeKalb Private Hospital Authority, Refunding RB, Children’s Healthcare, 5.25%, 11/15/39	1,700	1,941,876
Metropolitan Atlanta Rapid Transit Authority, RB, Sales Tax, 3rd Indenture, Series A, 5.00%, 7/01/39	6,945	7,845,628

		9,787,504
Hawaii — 0.4%
State of Hawaii Harbor System, RB, Series A, 5.25%, 7/01/30	2,760	3,101,164
Idaho — 1.4%
County of Power Idaho Industrial Development Corp., RB, FMC Corp. Project, AMT, 6.45%, 8/01/32	10,000	10,018,700
Illinois — 18.3%
Bolingbrook Special Service Area No. 1, Special Tax Bonds, Forest City Project, 5.90%, 3/01/27	1,000	1,004,850
City of Chicago Illinois, GARB, O’Hare International Airport, 3rd Lien:
Series A, 5.63%, 1/01/35	4,200	4,763,178
Series A, 5.75%, 1/01/39	3,500	3,993,605
Series C, 6.50%, 1/01/41	11,920	14,499,369
City of Chicago Illinois, GO, Refunding, Project, Series A:
5.25%, 1/01/32	6,390	6,697,423
5.00%, 1/01/34	6,515	6,632,335
City of Chicago Illinois, Refunding RB, Sales Tax, Series A, 5.25%, 1/01/38	1,660	1,808,603
Municipal Bonds	Par (000)	Value
Illinois (concluded)
City of Chicago Illinois Board of Education, GO, Series A, 5.25%, 12/01/41	9,280	9,572,877
City of Chicago Illinois Transit Authority, RB, Sales Tax Receipts, 5.25%, 12/01/40	2,130	2,390,392
City of Chicago Illinois Waterworks, Refunding RB, 2nd Lien Project, 5.00%, 11/01/42	6,030	6,525,184
County of Cook Illinois Community College District No. 508, GO, City College of Chicago, 5.50%, 12/01/38	1,635	1,883,389
Illinois Finance Authority, Refunding RB:
Ascension Health, Series A, 5.00%, 11/15/37	1,970	2,193,201
Central Dupage Health, Series B, 5.50%, 11/01/39	3,235	3,662,473
Illinois State Toll Highway Authority, RB:
Senior, Series C, 5.00%, 1/01/36 (f)	6,795	7,678,961
Senior, Series C, 5.00%, 1/01/37 (f)	5,815	6,544,899
Series A, 5.00%, 1/01/38	4,720	5,272,193
Metropolitan Pier & Exposition Authority, Refunding RB, McCormick Place Expansion Project:
CAB, Series B (AGM), 0.00%, 6/15/47 (c)	27,225	5,647,826
Series B (AGM), 5.00%, 6/15/50	12,435	13,109,101
Series B-2, 5.00%, 6/15/50	5,085	5,343,776
Railsplitter Tobacco Settlement Authority, RB:
5.50%, 6/01/23	2,730	3,193,281
6.00%, 6/01/28	2,335	2,739,936
State of Illinois, GO:
5.50%, 7/01/38	4,000	4,380,320
5.00%, 2/01/39	3,195	3,371,492
Series A, 5.00%, 4/01/38	2,510	2,645,590
State of Illinois, RB, Build Illinois, Series B, 5.25%, 6/15/34	1,275	1,435,701
University of Illinois, RB, Auxiliary Facilities System, Series A:
5.00%, 4/01/39	1,675	1,870,757
5.00%, 4/01/44	2,045	2,265,001

		131,125,713
Indiana — 4.9%
Carmel Redevelopment Authority, Refunding RB, Multipurpose, Series A, 4.00%, 2/01/38	1,925	2,000,364
City of Valparaiso Indiana, RB, Exempt Facilities, Pratt Paper LLC Project, AMT:
6.75%, 1/01/34	1,635	1,864,505
7.00%, 1/01/44	3,950	4,512,401
Indiana Finance Authority, RB, Series A:
CWA Authority Project, 1st Lien, 5.25%, 10/01/38	6,665	7,648,487
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.00%, 7/01/44	910	958,321
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.00%, 7/01/48	3,015	3,168,403
Sisters of St. Francis Health Services, 5.25%, 11/01/39	1,690	1,873,619
Indiana Finance Authority, Refunding RB, Parkview Health System, Series A, 5.75%, 5/01/31	6,645	7,516,425
Indiana Municipal Power Agency, RB, Series B, 6.00%, 1/01/39	2,230	2,555,959
Indianapolis Local Public Improvement Bond Bank, RB, Series A, 5.00%, 1/15/40	2,580	2,877,190

		34,975,674
Iowa — 2.8%
Iowa Finance Authority, RB, Midwestern Disaster Area, Alcoa, Inc. Project, 4.75%, 8/01/42	1,830	1,884,900
Iowa Finance Authority, Refunding RB, Midwestern Disaster Area, Iowa Fertilizer Co. Project:
5.00%, 12/01/19	1,950	2,083,107

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2014	13

Schedule of Investments (continued)	BlackRock MuniYield Fund, Inc. (MYD) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Iowa (concluded)
Iowa Finance Authority, Refunding RB, Midwestern Disaster Area, Iowa Fertilizer Co. Project (concluded):
5.50%, 12/01/22	$4,765	$5,048,756
5.25%, 12/01/25	940	1,011,656
Iowa Student Loan Liquidity Corp., Refunding RB, Student Loan, Senior Series A-1, AMT, 5.15%, 12/01/22	3,320	3,604,292
Iowa Tobacco Settlement Authority, Refunding RB, Asset-Backed:
CAB, Series B, 5.60%, 6/01/34	3,500	3,116,050
Series C, 5.63%, 6/01/46	4,335	3,646,515

		20,395,276
Kansas — 0.7%
Kansas Development Finance Authority, Refunding RB, Adventist Health, Series C, 5.75%, 11/15/38	4,380	5,029,861
Kentucky — 0.6%
Kentucky Economic Development Finance Authority, RB, Catholic Health Initiatives, Series A, 5.25%, 1/01/45	2,055	2,319,335
Kentucky Public Transportation Infrastructure Authority, RB, Downtown Crossing Project, Convertible CAB, 1st Tier, Series C, 6.75%, 7/01/43 (g)	2,485	1,689,377

		4,008,712
Louisiana — 3.3%
East Baton Rouge Sewerage Commission, RB, Series A, 5.25%, 2/01/39	1,610	1,807,547
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, Westlake Chemical Corp. Project, 6.75%, 11/01/32	9,000	10,076,760
New Orleans Aviation Board, RB, Passenger Facility Charge, Series A, 5.25%, 1/01/41	1,260	1,343,689
Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed, Series A:
5.50%, 5/15/30	2,055	2,251,725
5.25%, 5/15/31	1,750	1,900,938
5.25%, 5/15/32	2,240	2,449,910
5.25%, 5/15/33	2,430	2,647,412
5.25%, 5/15/35	1,025	1,123,646

		23,601,627
Maine — 0.5%
Maine Health & Higher Educational Facilities Authority, RB, Series A, 5.00%, 7/01/39	3,140	3,352,170
Maryland — 0.8%
County of Prince George’s Maryland, SO, Remarketing, National Harbor Project, 5.20%, 7/01/34	1,500	1,508,595
Maryland EDC, RB, Transportation Facilities Project, Series A, 5.75%, 6/01/35	880	948,587
Maryland EDC, Refunding RB, CNX Marine Terminals, Inc., 5.75%, 9/01/25	2,400	2,653,896
Maryland Industrial Development Financing Authority, RB, Our Lady Of Good Counsel School, Series A, 6.00%, 5/01/15 (a)	500	514,150

		5,625,228
Massachusetts — 2.0%
Massachusetts Bay Transportation Authority, Refunding RB, Senior Series A-1, 5.25%, 7/01/29	3,250	4,134,618
Massachusetts Development Finance Agency, Refunding RB:
Covanta Energy Project, Series C, AMT, 5.25%, 11/01/42 (b)	4,565	4,689,716
Seven Hills Foundation & Affiliates (Radian), 5.00%, 9/01/35	3,500	3,517,360
Municipal Bonds	Par (000)	Value
Massachusetts (concluded)
Massachusetts Health & Educational Facilities Authority, Refunding RB, Partners Healthcare System, Series J1, 5.00%, 7/01/39	1,640	1,847,230

		14,188,924
Michigan — 4.5%
City of Detroit Michigan Sewage Disposal System, Refunding RB, Senior Lien, Series A, 5.25%, 7/01/39	8,995	9,656,852
Kalamazoo Hospital Finance Authority, Refunding RB, Bronson Methodist Hospital, 5.50%, 5/15/36	2,795	3,091,997
Michigan Finance Authority, Refunding RB, Detroit Water and Sewage Department Project, Senior Lien C-1, 5.00%, 7/01/44	1,830	1,922,561
Royal Oak Hospital Finance Authority, Refunding RB, William Beaumont Hospital, Series V (a):
8.00%, 9/01/18	2,000	2,538,400
8.25%, 9/01/18	6,365	8,138,353
State of Michigan Hospital Finance Authority, Refunding RB, Henry Ford Health, 5.75%, 11/15/39	6,085	6,756,845

		32,105,008
Mississippi — 0.0%
University of Southern Mississippi, RB, Campus Facilities Improvements Project, 5.38%, 9/01/36	280	315,924
Missouri — 0.2%
Bi-State Development Agency of the Missouri-Illinois Metropolitan District, Refunding RB, Combined Lien, Series A, 5.00%, 10/01/44	510	568,451
State of Missouri Health & Educational Facilities Authority, Refunding RB, St. Louis College of Pharmacy Project, 5.50%, 5/01/43	510	559,659

		1,128,110
Nebraska — 0.4%
Central Plains Energy Project Nebraska, RB, Gas Project No. 3:
5.25%, 9/01/37	1,670	1,833,827
5.00%, 9/01/42	925	996,947

		2,830,774
New Jersey — 2.9%
New Jersey EDA, RB, AMT:
Continental Airlines, Inc. Project, 5.25%, 9/15/29	975	1,033,461
Kapkowski Road Landfill Project, Series B, 6.50%, 4/01/31	2,500	3,046,325
New Jersey State Turnpike Authority, RB, Series A:
5.00%, 1/01/38	1,355	1,502,099
5.00%, 1/01/43	1,835	2,023,785
New Jersey Transportation Trust Fund Authority, RB, Transportation System:
CAB, Series C (AMBAC), 0.00%, 12/15/35 (c)	7,395	2,715,296
Series A, 5.50%, 6/15/41	3,630	4,053,403
Series B, 5.25%, 6/15/36	4,990	5,523,730
Rutgers — The State University of New Jersey, Refunding RB, Series L, 5.00%, 5/01/43	1,065	1,200,766

		21,098,865
New York — 7.3%
City of New York New York Industrial Development Agency, ARB, British Airways PLC Project, AMT, 7.63%, 12/01/32	1,250	1,256,813
City of New York New York Transitional Finance Authority, RB, Future Tax Secured Bonds, Fiscal 2012, Sub-Series E-1, 5.00%, 2/01/42	4,985	5,547,607

See Notes to Financial Statements.

14	SEMI-ANNUAL REPORT	OCTOBER 31, 2014

Schedule of Investments (continued)	BlackRock MuniYield Fund, Inc. (MYD) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New York (concluded)
County of Oneida New York Industrial Development Agency, RB, Hamilton College Civic Facility, 5.00%, 9/15/26	$1,990	$2,218,591
County of Westchester New York Healthcare Corp., RB, Senior Lien, Series A, 5.00%, 11/01/44	508	563,619
Metropolitan Transportation Authority, RB, Series B:
5.25%, 11/15/38	4,960	5,697,750
5.25%, 11/15/39	1,765	2,022,884
Metropolitan Transportation Authority, Refunding RB, Dedicated Tax Fund, Series B, 5.00%, 11/15/34	4,910	5,550,460
New York Liberty Development Corp., Refunding RB:
2nd Priority, Bank of America Tower at One Bryant Park Project, Class 3, 6.38%, 7/15/49	2,480	2,807,633
3 World Trade Center Project, Class 1, 5.00%, 11/15/44 (b)(f)	8,710	8,750,763
3 World Trade Center Project, Class 2, 5.15%, 11/15/34 (b)(f)	705	715,977
3 World Trade Center Project, Class 2, 5.38%, 11/15/40 (b)(f)	1,760	1,800,955
New York State Dormitory Authority, RB, Series F:
5.00%, 3/15/15 (a)	75	76,356
5.00%, 3/15/35	6,305	6,401,214
New York State Dormitory Authority, Refunding RB, General Purpose, Series A, 5.00%, 6/15/31	3,595	4,174,406
Port Authority of New York & New Jersey, ARB, Special Project, JFK International Air Terminal LLC Project, Series 8:
6.00%, 12/01/36	2,625	3,058,256
6.00%, 12/01/42	1,485	1,721,160

		52,364,444
North Carolina — 2.3%
North Carolina Capital Facilities Finance Agency, Refunding RB, Solid Waste Disposal Facility, Duke Energy Carolinas Project, Series B, 4.63%, 11/01/40	3,675	3,905,202
North Carolina Medical Care Commission, RB, Health Care Facilities, Duke University Health System, Series A, 5.00%, 6/01/42	2,805	3,158,430
North Carolina Medical Care Commission, Refunding RB:
1st Mortage, Aldersgate, 6.25%, 7/01/35	2,970	3,208,758
1st Mortgage, Presbyterian Homes, 5.40%, 10/01/27	5,000	5,208,450
1st Mortgage, Retirement Facilities Whitestone Project, Series A, 7.75%, 3/01/41	1,210	1,366,913

		16,847,753
Ohio — 0.6%
County of Franklin Ohio, RB, Health Care Facilities Improvement, OPRS Communities Obligation Group, Series A, 6.13%, 7/01/40	1,380	1,523,948
County of Montgomery Ohio, Refunding RB, Catholic Health, Series A, 5.00%, 5/01/39	2,840	3,065,013

		4,588,961
Pennsylvania — 2.7%
Allentown Neighborhood Improvement Zone Development Authority, Refunding RB, Series A, 5.00%, 5/01/42	5,250	5,601,330
City of Philadelphia Pennsylvania Hospitals & Higher Education Facilities Authority, RB, Temple University Health System, Series A, 5.63%, 7/01/42	2,560	2,697,319
Pennsylvania Economic Development Financing Authority, RB:
Aqua Pennsylvania, Inc. Project, Series B, 5.00%, 11/15/40	3,805	4,297,443
Municipal Bonds	Par (000)	Value
Pennsylvania (concluded)
Pennsylvania Economic Development Financing Authority, RB (concluded):
National Gypsum Co., Series A, AMT, 6.25%, 11/01/27	2,000	2,001,280
Pennsylvania Higher Educational Facilities Authority, RB, Shippensburg University Student Services, Student Housing, 5.00%, 10/01/44	1,890	1,947,210
Pennsylvania Turnpike Commission, RB, Series A, 5.00%, 12/01/44	2,305	2,569,591

		19,114,173
Rhode Island — 0.3%
Central Falls Detention Facility Corp., Refunding RB, 7.25%, 7/15/35 (d)(e)	4,155	2,275,610
South Carolina — 4.8%
Charleston Educational Excellence Finance Corp., RB (AGC) (a):
5.25%, 12/01/15	7,795	8,218,736
5.25%, 12/01/15	6,920	7,296,171
5.25%, 12/01/15	2,510	2,646,444
South Carolina State Ports Authority, RB, 5.25%, 7/01/40	6,695	7,346,290
State of South Carolina Public Service Authority, RB, Santee Cooper, Series A, 5.50%, 12/01/54	8,090	9,213,701

		34,721,342
Tennessee — 2.3%
City of Chattanooga Tennessee Health Educational & Housing Facility Board, RB, Catholic Health Initiatives, Series A, 5.25%, 1/01/45	2,855	3,222,239
County of Hardeman Tennessee Correctional Facilities Corp., RB, 7.75%, 8/01/17	1,625	1,624,691
County of Shelby Health Educational & Housing Facilities Board, Refunding RB, St. Jude’s Childrens Research Hospital, 5.00%, 7/01/31	11,250	11,870,662

		16,717,592
Texas — 8.8%
Central Texas Regional Mobility Authority, Refunding RB:
Senior Lien, 6.25%, 1/01/46	4,365	5,083,217
Sub-Lien, 5.00%, 1/01/33	725	777,657
City of Dallas Texas Waterworks & Sewer System, Refunding RB, 5.00%, 10/01/35	3,060	3,512,696
City of Houston Texas Airport System, Refunding ARB:
Senior Lien, Series A, 5.50%, 7/01/39	3,100	3,509,913
United Airlines, Inc. Terminal E Project, AMT, 5.00%, 7/01/29	2,200	2,322,408
Clifton Higher Education Finance Corp., RB, Idea Public Schools, 6.00%, 8/15/43	1,525	1,807,400
County of Harris Texas Cultural Education Facilities Finance Corp., RB, 1st Mortgage, Brazos Presbyterian Homes, Inc. Project, Series B:
6.38%, 1/01/33	460	529,906
7.00%, 1/01/43	485	564,181
County of Matagorda Texas Navigation District No. 1, Refunding RB, Central Power & Light Co. Project, Series A, 6.30%, 11/01/29	4,320	4,968,518
Fort Bend County Industrial Development Corp., RB, NRG Energy Project, Series B, 4.75%, 11/01/42	410	422,714
La Vernia Higher Education Finance Corp., RB, Kipp, Inc., Series A, 6.38%, 8/15/44	1,000	1,129,450
North Texas Tollway Authority, RB, CAB, Special Project System, Series B, 0.00%, 9/01/37 (c)	4,110	1,344,998
North Texas Tollway Authority, Refunding RB, 2nd Tier System, Series F, 6.13%, 1/01/31	12,140	12,772,130

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2014	15

Schedule of Investments (continued)	BlackRock MuniYield Fund, Inc. (MYD) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Texas (concluded)
San Antonio Energy Acquisition Public Facility Corp., RB, Gas Supply, 5.50%, 8/01/25	$6,365	$7,668,106
Texas Private Activity Bond Surface Transportation Corp., RB, Senior Lien:
LBJ Infrastructure Group LLC, LBJ Freeway Managed Lanes Project, 7.00%, 6/30/40	6,000	7,236,600
NTE Mobility Partners LLC, North Tarrant Express Managed Lanes Project, 6.88%, 12/31/39	6,255	7,405,795
Texas Transportation Commission, Refunding RB, Central Texas Turnpike System, 1st Tier, Series A, 5.00%, 8/15/41	1,695	1,827,380

		62,883,069
Virginia — 2.1%
County of James City Virginia EDA, Refunding RB, 1st Mortgage, Williamsburg Lodge, Series A:
5.35%, 9/01/26	1,500	1,513,545
5.50%, 9/01/34	2,000	2,014,080
Virginia Small Business Financing Authority, RB, Senior Lien, Elizabeth River Crossings OpCo LLC Project, AMT:
5.25%, 1/01/32	3,270	3,565,804
6.00%, 1/01/37	5,905	6,704,892
Winchester Industrial Development Authority, RB, Westminster-Canterbury, Series A, 5.20%, 1/01/27	1,000	1,002,190

		14,800,511
Washington — 1.1%
Vancouver Housing Authority, HRB, M/F Housing, Teal Pointe Apartments Project, AMT:
6.00%, 9/01/22	800	801,496
6.20%, 9/01/32	1,250	1,252,425
Washington Health Care Facilities Authority, RB, Catholic Health Initiatives, Series A, 5.75%, 1/01/45	4,745	5,545,149

		7,599,070
Wisconsin — 3.1%
State of Wisconsin, Refunding RB, Series A, 6.00%, 5/01/36	14,300	16,964,662
State of Wisconsin Health & Educational Facilities Authority, RB, Ascension Health Senior Credit Group, Series E, 5.00%, 11/15/33	4,970	5,537,325

		22,501,987
Wyoming — 1.1%
County of Sweetwater Wyoming, Refunding RB, Idaho Power Co. Project, Remarketing, 5.25%, 7/15/26	6,195	7,164,889
Wyoming Municipal Power Agency, Inc., RB, Series A, 5.00%, 1/01/42	595	622,245

		7,787,134
Total Municipal Bonds — 111.6%		800,992,774

Municipal Bonds Transferred to Tender Option Bond Trusts (h)
Alabama — 0.7%
City of Birmingham Alabama Special Care Facilities Financing Authority, Refunding RB, Ascension Health, Senior Credit, Series C-2, 5.00%, 11/15/36	4,538	4,776,287
Municipal Bonds Transferred to Tender Option Bond Trusts (h)	Par (000)	Value
California — 7.9%
Bay Area Toll Authority, Refunding RB, San Francisco Bay Area, Series F-1, 5.63%, 4/01/19 (a)	6,581	7,884,999
California Educational Facilities Authority, RB, University of Southern California, Series B, 5.25%, 10/01/39 (i)	5,310	6,006,194
City & County of San Francisco California Public Utilities Commission, RB, Water Revenue, Series B, 5.00%, 11/01/39	19,080	21,826,375
City of Los Angeles California Department of Airports, Refunding ARB, Los Angeles International Airport, Senior Series A, 5.00%, 5/15/40	11,977	13,627,049
Los Angeles Community College District California, GO, Election of 2001, Series A (AGM), 5.00%, 8/01/32	4,650	5,123,091
San Diego Community College District California, GO, Election of 2002, 5.25%, 8/01/33	2,154	2,493,866

		56,961,574
Colorado — 2.5%
Colorado Health Facilities Authority, RB, Catholic Health (AGM):
Series C-3, 5.10%, 10/01/41	7,490	7,954,380
Series C-7, 5.00%, 9/01/36	4,800	5,105,232
Colorado Health Facilities Authority, Refunding RB, Catholic Health Initiatives, Series A, 5.50%, 7/01/34 (i)	4,299	4,932,767

		17,992,379
Connecticut — 2.8%
Connecticut State Health & Educational Facility Authority, RB, Yale University:
Series T-1, 4.70%, 7/01/29	9,117	9,916,500
Series X-3, 4.85%, 7/01/37	9,266	10,051,723

		19,968,223
Florida — 1.8%
County of Miami-Dade Florida, RB, Water & Sewer System, 5.00%, 10/01/34	11,448	12,992,842
Georgia — 1.0%
Private Colleges & Universities Authority, Refunding RB, Emory University, Series C, 5.00%, 9/01/38	6,398	7,126,115
Massachusetts — 0.7%
Massachusetts School Building Authority, RB, Senior, Series B, 5.00%, 10/15/41	4,607	5,246,252
New Hampshire — 0.6%
New Hampshire Health & Education Facilities Authority, RB, Dartmouth College, 5.25%, 6/01/39 (i)	4,048	4,638,384
New York — 6.6%
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution, Series FF-2, 5.50%, 6/15/40	3,194	3,691,097
Hudson Yards Infrastructure Corp., RB, Fiscal 2012, Series A, 5.75%, 2/15/47 (i)	3,260	3,753,228
New York Liberty Development Corp., RB, 1 World Trade Center Port Authority Consolidated Bonds, 5.25%, 12/15/43	21,630	24,714,438
New York Liberty Development Corp., Refunding RB, 4 World Trade Center Project, 5.75%, 11/15/51 (i)	13,080	15,220,804

		47,379,567

See Notes to Financial Statements.

16	SEMI-ANNUAL REPORT	OCTOBER 31, 2014

Schedule of Investments (continued)	BlackRock MuniYield Fund, Inc. (MYD) (Percentages shown are based on Net Assets)

Municipal Bonds Transferred to Tender Option Bond Trusts (h)	Par (000)	Value
North Carolina — 3.3%
North Carolina Capital Facilities Finance Agency, Refunding RB:
Duke University Project, Series A, 5.00%, 10/01/41	$18,897	$20,174,947
Wake Forest University, 5.00%, 1/01/38	3,120	3,492,309

		23,667,256
Ohio — 4.4%
State of Ohio, Refunding RB, Cleveland Clinic Health System Obligated Group, Series A, 5.50%, 1/01/39	27,896	31,457,696
Texas — 2.9%
City of San Antonio Texas Public Service Board, RB, Electric & Gas Systems, Junior Lien, 5.00%, 2/01/43	5,060	5,641,748
County of Harris Texas Metropolitan Transit Authority, Refunding RB, Series A, 5.00%, 11/01/41	6,920	7,821,123
University of Texas, Refunding RB, Financing System, Series B, 5.00%, 8/15/43	6,241	7,093,016

		20,555,887
Utah — 1.1%
City of Riverton Utah, RB, IHC Health Services, Inc., 5.00%, 8/15/41	7,300	8,012,019
Virginia — 3.6%
County of Fairfax Virginia IDA, Refunding RB, Health Care, Inova Health System, Series A, 5.50%, 5/15/35	6,266	7,116,582
University of Virginia, Refunding RB, General, 5.00%, 6/01/40	10,618	11,828,004
Virginia Small Business Financing Authority, Refunding RB, Sentara Healthcare, 5.00%, 11/01/40	6,075	6,674,163

		25,618,749
Municipal Bonds Transferred to Tender Option Bond Trusts (h)	Par (000)	Value
Washington — 0.8%
Central Puget Sound Regional Transit Authority, RB, Series A (AGM), 5.00%, 11/01/32	5,384	5,918,377
Wisconsin — 1.8%
Wisconsin Health & Educational Facilities Authority, Refunding RB, Froedtert & Community Health Inc., Obligated Group, Series C, 5.25%, 4/01/39 (i)	11,456	12,599,559
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 42.5%		304,911,166
Total Long-Term Investments (Cost — $999,830,325) — 154.1%		1,105,903,940

Short-Term Securities	Shares
FFI Institutional Tax-Exempt Fund, 0.03% (j)(k)	39,788,955	39,788,955
Total Short-Term Securities (Cost — $39,788,955) — 5.5%		39,788,955
Total Investments (Cost — $1,039,619,280) — 159.6%		1,145,692,895
Liabilities in Excess of Other Assets — (1.8)%		(12,670,988)
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (22.8%)		(163,658,429)
VRDP Shares, at Liquidation Value — (35.0%)		(251,400,000)

Net Assets Applicable to Common Shares — 100.0%		$717,963,478

Notes to Schedule of Investments

(a)	U.S. government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Zero-coupon bond.

(d)	Non-income producing security.

(e)	Issuer filed for bankruptcy and/or is in default of principal and/or interest payments.

(f)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Appreciation (Depreciation)
Citigroup Global Markets, Inc.	$1,029,797	$8,640
Goldman Sachs & Co.	$10,237,898	$87,899
Morgan Stanley & Co. LLC	$14,223,860	$(33,785)

(g)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.

(h)	Represent bonds transferred to a TOB. In exchange for which the Fund received cash and residual interest certificates. These bonds serve as collateral in a financing transaction. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(i)	All or a portion of security is subject to a recourse agreement, which may require the Fund to pay the liquidity provider in the event there is a shortfall between the TOB trust certificates and proceeds received from the sale of the security contributed to the TOB trust. In the case of a shortfall, the aggregate maximum potential amount the Fund could ultimately be required to pay under the agreement, which expire from to October 1, 2016 to November 15, 2019 is $23,450,870.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2014	17

Schedule of Investments (concluded)	BlackRock MuniYield Fund, Inc. (MYD)

(j)	Investments in issuers considered to be an affiliate of the Fund during the period ended October 31, 2014, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliate	Shares Held at April 30, 2014	Net Activity	Shares Held at October 31, 2014	Income
FFI Institutional Tax-Exempt Fund	4,902,847	34,886,108	39,788,955	$3,897

(k)	Represents the current yield as of report date.

•	Financial futures contracts outstanding as of October 31, 2014 were as follows:

Contracts Sold	Issue	Exchange	Expiration	Notional Value	Unrealized Appreciation
(560)	10-Year U.S. Treasury Note	Chicago Board of Trade	December 2014	$70,761,250	$150,436

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instruments is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of October 31, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$1,105,903,940	—	$1,105,903,940
Short-Term Securities	$39,788,955	—	—	39,788,955

Total	$39,788,955	$1,105,903,940	—	$1,145,692,895

[1] See above Schedule of Investments for values in each state or political subdivision.
	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Assets:
Interest rate contracts	$150,436	—	—	$150,436
[2] Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.
The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of October 31, 2014, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:
	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for financial futures contracts	$706,000	—	—	$706,000
Liabilities:
TOB trust certificates	—	$(163,620,814)	—	(163,620,814)
VRDP Shares	—	(251,400,000)	—	(251,400,000)

Total	$706,000	$(415,020,814)	—	$(414,314,814)

There were no transfers between levels during the six months ended October 31, 2014.

See Notes to Financial Statements.

18	SEMI-ANNUAL REPORT	OCTOBER 31, 2014

Schedule of Investments October 31, 2014 (Unaudited)	BlackRock MuniYield Quality Fund, Inc. (MQY) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Alabama — 0.6%
County of Jefferson Alabama, RB, Limited Obligation School, Series A, 4.75%, 1/01/25	$3,000	$2,971,200
Alaska — 1.5%
Alaska Housing Finance Corp., RB, General Housing, Series B (NPFGC), 5.25%, 12/01/30	600	622,650
Alaska Industrial Development & Export Authority, RB, Providence Health Services, Series A, 5.50%, 10/01/41	1,400	1,585,346
Borough of Matanuska-Susitna Alaska, RB, Goose Creek Correctional Center (AGC), 6.00%, 9/01/32	4,425	5,277,697

		7,485,693
Arizona — 2.3%
City of Phoenix Civic Improvement Corp., RB, Civil Plaza Expansion Project, Sub-Series A, 5.00%, 7/01/37	8,000	8,192,480
Greater Arizona Development Authority, RB, Series B (NPFGC), 5.00%, 8/01/35	1,600	1,641,616
State of Arizona, COP, Department of Administration, Series A (AGM):
5.00%, 10/01/27	1,525	1,690,645
5.25%, 10/01/28	250	279,040

		11,803,781
California — 19.5%
Alameda Corridor Transportation Authority, Refunding RB, CAB, Subordinate Lien, Series A (AMBAC), 5.45%, 10/01/25	4,150	4,474,571
Cabrillo Community College District, GO, CAB, Election of 2004, Series B (NPFGC) (a):
0.00%, 8/01/37	3,250	1,099,898
0.00%, 8/01/38	7,405	2,383,892
California Health Facilities Financing Authority, RB:
St. Joseph Health System, Series A, 5.75%, 7/01/39	775	902,356
Sutter Health, Series B, 5.88%, 8/15/31	1,500	1,806,180
California Statewide Communities Development Authority, RB, Kaiser Permanente, Series A, 5.00%, 4/01/42	2,000	2,205,740
Carlsbad California Unified School District, GO, Election of 2006, Series B, 0.00%, 5/01/34 (b)	5,000	4,599,650
City of San Jose California, Refunding ARB, AMT:
Series A (AMBAC), 5.50%, 3/01/32	5,100	5,546,148
Series A-1, 5.75%, 3/01/34	1,150	1,309,079
Coast Community College District, GO, CAB, Election of 2002, Series C (AGM), 5.00%, 8/01/31	2,800	3,108,028
County of Orange California Sanitation District, COP, Series B (AGM):
5.00%, 2/01/30	3,500	3,809,680
5.00%, 2/01/31	1,200	1,298,640
County of San Diego California Water Authority, COP, Refunding, Series A (AGM), 5.00%, 5/01/38	3,000	3,330,390
County of San Joaquin California Transportation Authority, Refunding RB, Limited Tax, Measure K, Series A, 6.00%, 3/01/36	900	1,105,308
El Monte Union High School District, GO, Series C (AGM), 5.25%, 6/01/28	6,110	6,868,251
Grossmont Union High School District, GO, CAB, Election of 2004, 0.00%, 8/01/31 (a)	5,000	2,541,900
Grossmont-Cuyamaca Community College District, GO, Refunding CAB, Election of 2002, Series C (AGC), 0.00%, 8/01/30 (a)	10,030	5,647,692
Hartnell Community College District California, GO, CAB, Election of 2002, Series D, 0.00%, 8/01/34 (b)	4,125	3,362,906
Municipal Bonds	Par (000)	Value
California (concluded)
Los Angeles Community College District California, GO, Election of 2001, Series A (NPFGC), 5.00%, 8/01/32	770	848,340
Mount San Antonio Community College District, GO, Refunding, CAB, Election of 2008, Series A, 0.00%, 8/01/43 (b)	1,945	1,259,952
Poway Unified School District, GO, Refunding, CAB, School Facilities Improvement, Election of 2008, Series B, 0.00%, 8/01/36 (a)	5,000	2,033,300
Rio Hondo Community College District California, GO, CAB, Election of 2004, Series C, 0.00%, 8/01/37 (a)	4,005	1,531,111
San Bernardino Community College District, GO, CAB, Election of 2008, Series B, 0.00%, 8/01/34 (b)	10,000	9,624,600
San Diego California Unified School District, GO, CAB, Election of 2008 (a):
Series C, 0.00%, 7/01/38	2,200	805,640
Series G, 0.00%, 7/01/34	900	352,656
Series G, 0.00%, 7/01/35	950	349,315
Series G, 0.00%, 7/01/36	1,430	493,879
Series G, 0.00%, 7/01/37	950	309,396
San Diego California Unified School District, GO, Refunding, CAB, Election of 2008, Series R-1, 0.00%, 7/01/31 (a)	1,725	906,177
San Jose California Unified School District, GO, Election of 2002, Series B (NPFGC), 5.00%, 8/01/15 (c)	2,825	2,927,293
San Marcos Unified School District, GO, Election of 2010, Series A:
5.00%, 8/01/34	900	1,010,961
5.00%, 8/01/38	760	843,395
State of California, GO, 5.50%, 4/01/28	5	5,021
State of California, GO, Refunding, Various Purposes:
5.00%, 2/01/38	2,000	2,227,100
5.00%, 9/01/41	2,300	2,577,679
5.00%, 10/01/41	1,300	1,458,691
State of California, GO, Various Purposes:
5.50%, 3/01/40	2,000	2,310,740
5.00%, 4/01/42	1,500	1,665,465
State of California Public Works Board, LRB, Various Judicial Council Projects, Series A, 5.00%, 3/01/38	955	1,064,300
Ventura County Community College District, GO, Election of 2002, Series B (NPFGC), 5.00%, 8/01/15 (c)	1,825	1,891,083
Yosemite Community College District, GO, CAB, Election of 2004, Series D, 0.00%, 8/01/36 (a)	15,000	5,845,500

		97,741,903
Colorado — 1.5%
Regional Transportation District, COP, Refunding, Series A, 5.38%, 6/01/31	1,885	2,097,647
Regional Transportation District, COP, Series A, 5.00%, 6/01/39	4,755	5,257,461

		7,355,108
Florida — 10.2%
County of Alachua Florida Health Facilities Authority, RB, 5.00%, 12/01/44	1,890	2,060,251
County of Duval Florida School Board, COP, Master Lease Program (AGM), 5.00%, 7/01/33	4,765	5,168,643
County of Highlands Florida Health Facilities Authority, RB, Adventist Health System/Sunbelt, Series B, 6.00%, 11/15/37	1,250	1,475,550
County of Hillsborough Florida Aviation Authority, RB, Series A, AMT (AGC), 5.38%, 10/01/33	2,700	3,015,657

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2014	19

Schedule of Investments (continued)	BlackRock MuniYield Quality Fund, Inc. (MQY) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Florida (concluded)
County of Lee Florida, Refunding ARB, Series A, AMT:
5.63%, 10/01/26	$1,280	$1,497,997
5.38%, 10/01/32	1,700	1,886,150
County of Miami-Dade Florida, GO, Building Better Communities Program, Series B, 6.38%, 7/01/28	3,300	3,872,451
County of Miami-Dade Florida, RB, Seaport:
Series A, 6.00%, 10/01/38	2,755	3,327,820
Series B, AMT, 6.00%, 10/01/30	870	1,056,893
Series B, AMT, 6.25%, 10/01/38	560	683,788
Series B, AMT, 6.00%, 10/01/42	895	1,051,589
County of Miami-Dade Florida Aviation, Refunding ARB:
AMT, 5.00%, 10/01/34	260	288,977
Miami International Airport, Series A, AMT (AGC), 5.00%, 10/01/40	1,000	1,035,320
Series A, 5.50%, 10/01/36	6,490	7,448,508
Series A, AMT, 5.00%, 10/01/32	3,550	3,923,070
County of Palm Beach Florida Solid Waste Authority, Refunding RB, 5.00%, 10/01/31	2,825	3,272,028
County of Sarasota Florida Public Hospital District, RB, Sarasota Memorial Hospital Project, Series A, 5.63%, 7/01/39	375	418,590
Florida Ports Financing Commission, Refunding RB, State Transportation Trust Fund, Series B, AMT:
5.13%, 6/01/27	1,395	1,584,329
5.38%, 10/01/29	1,900	2,192,695
Florida State Department of Environmental Protection, RB, Florida Forever Project, Series B (NPFGC), 5.00%, 7/01/27	1,350	1,489,995
Reedy Creek Improvement District, GO, Series A, 5.25%, 6/01/33	1,620	1,863,551
South Florida Water Management District, COP:
(AGC), 5.00%, 10/01/22	700	758,590
(AMBAC), 5.00%, 10/01/36	1,500	1,597,050

		50,969,492
Georgia — 1.0%
County of Burke Georgia Development Authority, Refunding RB, Oglethorpe Power-Vogtle Project, Series C, 5.70%, 1/01/43	3,150	3,402,000
Private Colleges & Universities Authority, RB:
5.00%, 4/01/30	380	422,799
5.00%, 4/01/31	260	287,750
5.00%, 4/01/33	190	208,217
5.00%, 4/01/44	855	920,117

		5,240,883
Illinois — 19.0%
City of Chicago Illinois, GARB, O’Hare International Airport, 3rd Lien:
Series A, 5.75%, 1/01/39	5,500	6,275,665
Series B-2, AMT (Syncora), 6.00%, 1/01/29	1,930	1,938,125
City of Chicago Illinois, GO, CAB, City Colleges (NPFGC), 0.00%, 1/01/31 (a)	13,000	5,859,880
City of Chicago Illinois, GO, Refunding, Project, Series A, 5.25%, 1/01/33	3,710	3,871,533
City of Chicago Illinois, GO, Series A, 5.25%, 1/01/35	1,250	1,295,825
City of Chicago Illinois, Refunding GARB, O’Hare International Airport, AMT:
General Senior Lien, Series C, 5.38%, 1/01/39	4,090	4,514,256
Passenger Facility Charge, Series B, 5.00%, 1/01/31	7,275	7,922,548
City of Chicago Illinois, Refunding RB, Series A:
Sales Tax Receipts, 5.00%, 1/01/41	1,140	1,205,995
Waterworks, 2nd Lien (AMBAC), 5.00%, 11/01/36	1,500	1,586,220
Municipal Bonds	Par (000)	Value
Illinois (concluded)
City of Chicago Illinois Midway International Airport, Refunding RB, 2nd Lien, Series A, AMT, 5.00%, 1/01/34	1,460	1,596,831
City of Chicago Illinois Park District, GO, Harbor Facilities Revenue, Series C, 5.25%, 1/01/40	750	811,815
City of Chicago Illinois Transit Authority, RB:
5.25%, 12/01/49	710	801,938
Sales Tax Receipts, 5.25%, 12/01/36	840	951,191
County of Cook Illinois Forest Preserve District, GO, Refunding, Limited Tax Project, Series B, 5.00%, 12/15/37	380	418,631
County of Cook Illinois Forest Preserve District, GO, Series C, 5.00%, 12/15/37	440	483,186
Illinois Finance Authority, RB, Carle Foundation, Series A, 5.75%, 8/15/34	850	968,481
Illinois HDA, RB, Liberty Arms Senior Apartments, M/F Housing, Series D, AMT (AMBAC), 4.88%, 7/01/47	2,725	2,732,548
Illinois Sports Facilities Authority, RB, (AMBAC):
5.50%, 6/15/15 (c)	7,725	8,057,252
5.50%, 6/15/30	18,800	19,462,512
Metropolitan Pier & Exposition Authority, RB, CAB, McCormick Place Expansion Project, Series A (NPFGC), 0.00%, 6/15/30 (a)	15,000	7,776,150
Metropolitan Pier & Exposition Authority, Refunding RB, McCormick Place Expansion Project, Series B:
CAB (AGM), 0.00%, 6/15/44 (a)	4,625	1,124,939
4.25%, 6/15/42	3,210	3,219,566
Railsplitter Tobacco Settlement Authority, RB, 6.00%, 6/01/28	900	1,056,078
Regional Transportation Authority, RB, Series B (NPFGC), 5.75%, 6/01/33	3,200	4,167,168
State of Illinois, GO:
5.25%, 2/01/33	1,140	1,242,760
5.50%, 7/01/33	1,100	1,217,227
5.25%, 2/01/34	1,140	1,240,001
5.50%, 7/01/38	1,840	2,014,947
University of Illinois, RB, Auxiliary Facilities System, Series A, 5.00%, 4/01/39	1,245	1,390,503

		95,203,771
Indiana — 1.8%
Indiana Finance Authority, RB, Series A:
CWA Authority Project, 1st Lien, 5.25%, 10/01/38	1,400	1,606,584
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.00%, 7/01/40	1,190	1,253,189
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.00%, 7/01/44	690	726,639
Indiana Municipal Power Agency, RB, Series A (NPFGC), 5.00%, 1/01/37	1,150	1,226,303
Indianapolis Local Public Improvement Bond Bank, Refunding RB, Waterworks Project, Series A:
5.75%, 1/01/38	1,300	1,482,741
(AGC), 5.25%, 1/01/29	2,350	2,634,796

		8,930,252
Iowa — 3.2%
Iowa Finance Authority, RB, Iowa Health Care Facilities, Series A (AGC), 5.63%, 8/15/37	7,700	8,829,590
Iowa Student Loan Liquidity Corp., RB, Senior Series A-2, AMT:
5.60%, 12/01/26	1,845	2,009,685
5.70%, 12/01/27	1,845	2,009,703
5.80%, 12/01/29	1,250	1,359,675
5.85%, 12/01/30	1,680	1,825,572

		16,034,225

See Notes to Financial Statements.

20	SEMI-ANNUAL REPORT	OCTOBER 31, 2014

Schedule of Investments (continued)	BlackRock MuniYield Quality Fund, Inc. (MQY) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Louisiana — 0.6%
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, East Baton Rouge Sewerage Commission Projects, Sub-Lien, Series A, 5.00%, 2/01/43	$660	$735,379
Louisiana Public Facilities Authority, Refunding RB, Christus Health, Series B (AGC), 6.50%, 7/01/30	1,800	2,077,740

		2,813,119
Massachusetts — 4.7%
Massachusetts HFA, RB, S/F Housing, Series 124, AMT, 5.00%, 12/01/31	745	753,582
Massachusetts HFA, Refunding RB, Series C, AMT:
5.00%, 12/01/30	3,000	3,134,940
5.35%, 12/01/42	1,525	1,589,081
Massachusetts School Building Authority, RB, Dedicated Sales Tax, Series A:
Senior, 5.00%, 5/15/43	1,720	1,941,484
(AGM), 5.00%, 8/15/15 (c)	13,800	14,326,608
(AGM), 5.00%, 8/15/30	95	98,175
Massachusetts Water Resources Authority, Refunding RB, General, Series A (NPFGC), 5.00%, 8/01/34	1,800	1,969,794

		23,813,664
Michigan — 6.1%
City of Detroit Michigan Sewage Disposal System, Refunding RB, 2nd Lien, Series E (BHAC), 5.75%, 7/01/31	8,300	9,291,767
City of Detroit Michigan Water Supply System, Refunding RB, 2nd Lien, Series D (NPFGC), 5.00%, 7/01/33	1,000	1,024,200
City of Lansing Michigan, RB, Board of Water & Light Utilities System, Series A, 5.50%, 7/01/41	2,500	2,933,400
Royal Oak Hospital Finance Authority Michigan, Refunding RB, William Beaumont Hospital, Series V, 8.25%, 9/01/18 (c)	3,510	4,487,921
State of Michigan, RB, GAB (AGM), 5.25%, 9/15/26	3,350	3,735,049
State of Michigan Building Authority, Refunding RB, Facilities Program:
Series I-A, 5.38%, 10/15/36	1,200	1,355,196
Series I-A, 5.38%, 10/15/41	1,000	1,131,320
Series II-A (AGM), 5.25%, 10/15/36	4,270	4,811,906
State of Michigan HDA, RB, S/F Housing, Series C, AMT, 5.50%, 12/01/28	1,160	1,239,077
Western Michigan University, Refunding RB (AGM), 5.00%, 11/15/39	520	577,008

		30,586,844
Minnesota — 0.6%
City of Minneapolis Minnesota, Refunding RB, Fairview Health Services, Series B (AGC), 6.50%, 11/15/38	2,700	3,174,903
Nebraska — 0.2%
Central Plains Energy Project Nebraska, RB, Gas Project No. 3, 5.25%, 9/01/37	1,000	1,098,100
Nevada — 0.6%
City of Las Vegas Nevada, GO, Limited Tax, Performing Arts Center, 6.00%, 4/01/34	1,150	1,343,257
County of Clark Nevada, ARB, Las Vegas-McCarran International Airport, Series A, 5.25%, 7/01/42	1,500	1,684,605

		3,027,862
New Jersey — 8.2%
New Jersey EDA, RB:
Motor Vehicle Surcharge, Series A (NPFGC), 5.25%, 7/01/31	12,375	12,611,981
Municipal Bonds	Par (000)	Value
New Jersey (concluded)
New Jersey EDA, RB (concluded):
Private Activity Bond, The Goethals Bridge Replacement Project, AMT, 5.13%, 1/01/34	935	1,021,759
Private Activity Bond, The Goethals Bridge Replacement Project, AMT, 5.38%, 1/01/43	1,220	1,349,576
School Facilities Construction, Series UU, 5.00%, 6/15/34	780	846,947
School Facilities Construction, Series UU, 5.00%, 6/15/40	1,935	2,089,800
New Jersey Higher Education Student Assistance Authority, Refunding RB, Series 1, AMT:
5.50%, 12/01/25	800	915,536
5.75%, 12/01/27	375	428,126
5.75%, 12/01/28	400	455,212
5.88%, 12/01/33	1,980	2,229,698
New Jersey Housing & Mortgage Finance Agency, Refunding RB, M/F Housing, Series 2, AMT, 4.35%, 11/01/33	1,555	1,598,385
New Jersey Transportation Trust Fund Authority, RB:
Transportation Program, Series AA, 5.25%, 6/15/33	2,000	2,242,660
Transportation Program, Series AA, 5.50%, 6/15/39	3,565	4,048,949
Transportation System, CAB, Series A, 0.00%, 12/15/29 (a)	10,000	5,132,200
Transportation System, Series A (NPFGC), 5.75%, 6/15/25	2,000	2,470,000
Transportation System, Series B, 5.00%, 6/15/42	3,500	3,710,070

		41,150,899
New York — 2.7%
City of New York New York Transitional Finance Authority, Refunding RB, Future Tax Secured, Series B, 5.00%, 11/01/32	5,520	6,480,038
Hudson Yards Infrastructure Corp., RB, Senior, Fiscal 2012, Series A, 5.75%, 2/15/47	1,000	1,151,390
State of New York Dormitory Authority, ERB, Series B, 5.75%, 3/15/36	2,000	2,330,680
State of New York HFA, RB, Affordable M/F Housing, Series B, AMT, 5.30%, 11/01/37	3,350	3,465,274

		13,427,382
Ohio — 0.7%
County of Lucas Ohio, Refunding RB, Promedica Healthcare, Series A, 6.50%, 11/15/37	725	895,288
State of Ohio Turnpike Commission, RB, Junior Lien, Infrastructure Projects, Series A-1:
5.25%, 2/15/32	950	1,102,769
5.25%, 2/15/33	1,325	1,533,860

		3,531,917
Pennsylvania — 2.1%
Pennsylvania Turnpike Commission, RB:
Series A, 5.00%, 12/01/38	860	969,564
Series C, 5.50%, 12/01/33	760	910,069
Subordinate, Special Motor License Fund, 6.00%, 12/01/36	775	919,313
Subordinate, Special Motor License Fund, 5.50%, 12/01/41	6,700	7,545,540

		10,344,486
South Carolina — 4.7%
County of Charleston South Carolina Airport District, ARB, Series A, AMT:
5.50%, 7/01/38	1,500	1,696,170

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2014	21

Schedule of Investments (continued)	BlackRock MuniYield Quality Fund, Inc. (MQY) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
South Carolina (concluded)
County of Charleston South Carolina Airport District, ARB, Series A, AMT (concluded):
5.50%, 7/01/41	$2,725	$3,077,070
South Carolina Jobs EDA, Refunding RB, Palmetto Health, Series A (AGM), 6.50%, 8/01/39	320	374,522
South Carolina Transportation Infrastructure Bank, RB, Series A, 5.25%, 10/01/40	2,500	2,834,100
State of South Carolina Public Service Authority, RB, Santee Cooper:
Series A, 5.50%, 12/01/54	9,985	11,371,917
Series E, 5.50%, 12/01/53	985	1,117,551
State of South Carolina Public Service Authority, Refunding RB, Santee Cooper, Series B, 5.00%, 12/01/38	2,850	3,182,253

		23,653,583
Tennessee — 0.5%
Memphis Center City Revenue Finance Corp., RB, Pyramid & Pinch District, Series B (AGM), 5.25%, 11/01/30	2,330	2,681,015
Texas — 13.1%
Bell County Health Facility Development Corp., RB, Lutheran General Health Care System, 6.50%, 7/01/19 (d)	1,000	1,171,430
City of Houston Texas Utility System, Refunding RB, Combined 1st Lien, Series A (AGC), 6.00%, 11/15/35	2,850	3,401,446
City of San Antonio Texas Public Service Board, RB, Junior Lien, 5.00%, 2/01/38	760	854,362
Comal Texas ISD, GO, School Building (PSF-GTD), 5.00%, 2/01/36	2,500	2,621,200
County of Midland Texas Fresh Water Supply District No. 1, RB, CAB, City of Midland Project, Series A, 0.00%, 9/15/36 (a)	2,870	1,084,143
County of Tarrant Texas Cultural Education Facilities Finance Corp., Refunding RB, Cook Children’s Medical Center, 5.25%, 12/01/39	1,100	1,270,874
Dallas-Fort Worth International Airport, ARB, Joint Improvement, Series D, AMT:
5.00%, 11/01/38	9,450	10,207,606
5.00%, 11/01/42	1,500	1,609,725
Dallas-Fort Worth International Airport, Refunding ARB, Series F, 5.25%, 11/01/33	1,325	1,520,331
Leander Independent School District, GO, Refunding Series D, 0.00%, 8/15/38 (a)	4,665	1,604,713
Lone Star College System, GO, 5.00%, 8/15/33	4,800	5,375,088
Mansfield Texas ISD, GO, School Building (PSF-GTD), 5.00%, 2/15/33	2,300	2,519,397
North Texas Tollway Authority, Refunding RB, 1st Tier System, Series A:
6.00%, 1/01/28	3,380	3,972,582
(NPFGC), 5.75%, 1/01/40	12,300	13,728,153
San Antonio Public Facilities Corp., Refunding RB, Convention Center Refinancing and Expansion Project, CAB (a):
0.00%, 9/15/35	3,180	1,225,127
0.00%, 9/15/36	6,015	2,179,836
0.00%, 9/15/37	4,305	1,467,144
Texas Municipal Gas Acquisition & Supply Corp. III, RB:
5.00%, 12/15/31	1,600	1,751,760
5.00%, 12/15/32	1,500	1,627,995
Texas Transportation Commission, Refunding RB, Central Texas Turnpike System, 1st Tier, Series A, 5.00%, 8/15/41	5,900	6,360,790

		65,553,702
Municipal Bonds	Par (000)	Value
Utah — 1.0%
Salt Lake City Corp., Refunding RB, IHC Hospitals, Inc. (NPFGC), 6.30%, 2/15/15 (d)	5,060	5,150,068
Vermont — 0.0%
Vermont HFA, Refunding RB, Multiple Purpose, S/F Housing, Series C, AMT (AGM), 5.50%, 11/01/38	20	20,345
Washington — 1.8%
Central Puget Sound Regional Transit Authority, RB, Series A, 5.00%, 11/01/36	2,000	2,194,800
Washington Health Care Facilities Authority, RB:
MultiCare Health System, Remarketing, Series B, 5.00%, 8/15/44	4,000	4,315,160
Providence Health & Services, Series A, 5.00%, 10/01/39	1,525	1,665,239
Providence Health & Services, Series A, 5.25%, 10/01/39	850	943,593

		9,118,792
Wisconsin — 0.4%
State of Wisconsin Health & Educational Facilities Authority, RB, Ascension Health Senior Credit Group, Series E, 5.00%, 11/15/33	1,850	2,061,178
Total Municipal Bonds — 108.6%		544,944,167

Municipal Bonds Transferred to Tender Option Bond Trusts (e)
Arizona — 0.6%
Salt River Project Agricultural Improvement & Power District, RB, Electric System, Series A, 5.00%, 1/01/38	2,750	3,007,180
California — 4.7%
California State University, Refunding RB, Systemwide, Series A (AGM), 5.00%, 11/01/32	7,000	7,632,730
County of San Diego California Water Authority, COP, Refunding, Series A (AGM), 5.00%, 5/01/33	5,170	5,726,395
Los Angeles Community College District California, GO, Election of 2001, Series A (NPFGC), 5.00%, 8/01/32	6,120	6,742,649
Los Angeles Community College District California, GO, Refunding, Election of 2008, Series A, 6.00%, 8/01/33	2,639	3,186,865
San Diego Community College District California, GO, Election of 2002, 5.25%, 8/01/33	509	588,830

		23,877,469
Colorado — 0.3%
Colorado Health Facilities Authority, Refunding RB, Catholic Health Initiatives, Series A, 5.50%, 7/01/34 (f)	1,220	1,399,529
District of Columbia — 1.1%
District of Columbia, RB, Series A, 5.50%, 12/01/30 (f)	1,320	1,560,438
Metropolitan Washington Airports Authority, Refunding ARB, Series A, AMT, 5.00%, 10/01/30	3,400	3,857,980

		5,418,418
Florida — 14.5%
City of Tallahassee Florida, RB, Energy System (NPFGC):
5.00%, 10/01/32 (f)	2,700	2,946,996
5.00%, 10/01/37	6,000	6,548,880
County of Highlands Florida Health Facilities Authority, RB, Adventist, Series C, 5.25%, 11/15/36	5,990	6,426,791

See Notes to Financial Statements.

22	SEMI-ANNUAL REPORT	OCTOBER 31, 2014

Schedule of Investments (continued)	BlackRock MuniYield Quality Fund, Inc. (MQY) (Percentages shown are based on Net Assets)

Municipal Bonds Transferred to Tender Option Bond Trusts (e)	Par (000)	Value
Florida (concluded)
County of Miami-Dade Florida, Refunding RB, Transit System Sales Surtax, 5.00%, 7/01/42	$2,390	$2,624,077
County of Miami-Dade Florida Water & Sewer System, RB (AGM), 5.00%, 10/01/39	12,729	14,419,781
County of Orange Florida School Board, COP, Series A:
(NPFGC), 5.00%, 8/01/31	5,000	5,293,500
(AGC), 5.50%, 8/01/34	3,544	3,992,071
(NPFGC), 5.00%, 8/01/30	2,000	2,117,700
County of Seminole Florida, Refunding RB, Series B (NPFGC), 5.25%, 10/01/31	6,300	7,948,458
Jacksonville Electric Authority Florida, RB, Sub-Series A, 5.63%, 10/01/32	4,310	4,903,358
Miami-Dade County School Board, COP, Refunding, 5.25%, 5/01/27	11,350	12,692,818
State of Florida Board of Education, GO, Series D, 5.00%, 6/01/37 (f)	2,399	2,638,980

		72,553,410
Illinois — 6.6%
City of Chicago Illinois, RB, Motor Fuel Tax Project, Series A (AGC), 5.00%, 1/01/38	4,000	4,315,800
City of Chicago Illinois, Refunding RB, Waterworks, 2nd Lien (AGM), 5.25%, 11/01/33	14,427	15,914,844
Metropolitan Pier & Exposition Authority, RB, McCormick Place Expansion Project, Series A, 5.00%, 6/15/42	360	388,224
State of Illinois, RB, Build Illinois, Series B, 5.25%, 6/15/34 (f)	6,198	6,979,334
State of Illinois Toll Highway Authority, RB:
Senior Priority, Series B, 5.50%, 1/01/33	2,000	2,218,553
Series A, 5.00%, 1/01/38	2,878	3,214,817

		33,031,572
Michigan — 2.0%
Michigan Finance Authority, RB, Hospital, Trinity Health Credit Group, 5.00%, 12/01/39	9,100	9,961,497
Nevada — 1.7%
City of Las Vegas Nevada, GO, Limited Tax, Performing Arts Center, 6.00%, 4/01/39 (f)	5,007	5,832,672
County of Clark Nevada Water Reclamation District, GO, Limited Tax, Series B, 5.75%, 7/01/34	2,429	2,872,451

		8,705,123
New Jersey — 0.6%
New Jersey Transportation Trust Fund Authority, RB, Transportation System, Series B, 5.25%, 6/15/36 (f)	2,581	2,856,552
New York — 9.7%
City of New York New York Municipal Water Finance Authority, RB, Water & Sewer System, Fiscal 2009, Series A, 5.75%, 6/15/40	3,509	4,040,777
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution, Fiscal 2013, Series CC, 5.00%, 6/15/47	7,641	8,510,903
City of New York New York Water & Sewer System, Refunding RB, 2nd General Resolution, Fiscal 2014, Series DD, 5.00%, 6/15/35	2,280	2,646,191
County of Erie New York Industrial Development Agency, RB, City of Buffalo School District Project, Series A (AGM), 5.75%, 5/01/28	2,007	2,227,002
Metropolitan Transportation Authority of New York, RB, Sub-Series D1, 5.25%, 5/15/22 (g)	4,750	5,503,141
New York State Thruway Authority, Refunding RB, General, Series G (AGM), 5.00%, 1/01/32	10,000	10,298,100
Port Authority of New York & New Jersey, RB, 169th Series, AMT, 5.00%, 10/15/34	10,830	11,987,077
Municipal Bonds Transferred to Tender Option Bond Trusts (e)	Par (000)	Value
New York (concluded)
State of New York Dormitory Authority, ERB, Series B, 5.75%, 3/15/36	1,540	1,794,624
Triborough Bridge & Tunnel Authority, RB, General, Series A-2, 5.25%, 11/15/34 (f)	1,500	1,714,575

		48,722,390
North Carolina — 0.3%
North Carolina HFA, RB, S/F Housing, Series 31-A, AMT, 5.25%, 7/01/38	1,519	1,768,654
Ohio — 0.2%
State of Ohio, RB, Cleveland Clinic Health Obligated Group, Series B, 5.50%, 1/01/34	780	887,929
South Carolina — 1.1%
State of South Carolina Public Service Authority, Refunding RB, Santee Cooper, Series A, 5.50%, 1/01/38 (f)	4,695	5,346,666
Texas — 3.9%
Clear Creek ISD Texas, GO, Refunding, School Building (PSF-GTD), 5.00%, 2/15/33	5,900	6,382,797
County of Tarrant Texas Cultural Education Facilities Finance Corp., RB, Baylor Health Care System Project, Series A, 5.00%, 11/15/38	879	974,598
Cypress-Fairbanks ISD, GO, Refunding, Schoolhouse (PSF-GTD), 5.00%, 2/15/32	4,750	5,180,397
Dallas Fort Worth International Airport, ARB, Series H, AMT, 5.00%, 11/01/37 (f)	4,501	4,870,989
North East Texas ISD, GO, School Building, Series A (PSF-GTD), 5.00%, 8/01/37 (f)	2,000	2,184,680

		19,593,461
Virginia — 0.1%
County of Fairfax Virginia IDA, Refunding RB, Health Care, Inova Health System, Series A, 5.50%, 5/15/35	450	510,760
Washington — 0.5%
Central Puget Sound Regional Transit Authority, RB, Series A (AGM), 5.00%, 11/01/32	2,504	2,753,117
Wisconsin — 0.6%
Wisconsin Health & Educational Facilities Authority, Refunding RB, Froedtert & Community Health, Inc., Obligated Group, Froedtert & Community Health, Inc.:
Series A, 5.00%, 4/01/42	640	704,000
Series C, 5.25%, 4/01/39	2,000	2,199,580

		2,903,580
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 48.5%		243,297,307
Total Long-Term Investments (Cost — $716,114,207) — 157.1%		788,241,474

Short-Term Securities	Shares
FFI Institutional Tax-Exempt Fund, 0.03% (h)(i)	4,329,509	4,329,509
Total Short-Term Securities (Cost — $4,329,509) — 0.9%		4,329,509
Total Investments (Cost — $720,443,716) — 158.0%		792,570,983
Other Assets Less Liabilities — 1.0%		5,357,398
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (23.8)%		(119,630,816)
VRDP Shares, at Liquidation Value — (35.2)%		(176,600,000)

Net Assets Applicable to Common Shares — 100.0%		$501,697,565

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2014	23

Schedule of Investments (continued)	BlackRock MuniYield Quality Fund, Inc. (MQY)

Notes to Schedule of Investments

(a)	Zero-coupon bond.

(b)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown reflects the current yield as of report date.

(c)	U.S. government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(d)	Security is collateralized by municipal or U.S. Treasury obligations.

(e)	Represent bonds transferred to a TOB. In exchange for which the Fund received cash and residual interest certificates. These bonds serve as collateral in a financing transaction. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(f)	All or a portion of security is subject to a recourse agreement, which may require the Fund to pay the liquidity provider in the event there is a shortfall between the TOB trust certificates and proceeds received from the sale of the security contributed to the TOB trust. In the case of a shortfall, the aggregate maximum potential amount the Fund could ultimately be required to pay under the agreement, which expires from February 1, 2016 to December 1, 2029 is $21,239,237.

(g)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Depreciation
RBC Capital Markets, LLC	$3,043,230	$(25,128)

(h)	Investments in issuers considered to be an affiliate of the Fund during the period ended October 31, 2014, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliate	Shares Held at April 30, 2014	Net Activity	Shares Held at October 31, 2014	Income
FFI Institutional Tax-Exempt Fund	5,091,221	(761,712)	4,329,509	$1,029

(i)	Represents the current yield as of report date.

•	Financial futures contracts outstanding as of October 31, 2014 were as follows:

Contracts Sold	Issue	Exchange	Expiration	Notional Value	Unrealized Appreciation
(299)	10-Year U.S. Treasury Note	Chicago Board of Trade	December 2014	$37,781,453	$331,228

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of October 31, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$788,241,474	—	$788,241,474
Short-Term Securities	$4,329,509	—	—	4,329,509

Total	$4,329,509	$788,241,474	—	$792,570,983

[1] See above Schedule of Investments for values in each state or political subdivision.
	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Assets:
Interest rate contracts	$331,228	—	—	$331,228
[2] Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

See Notes to Financial Statements.

24	SEMI-ANNUAL REPORT	OCTOBER 31, 2014

Schedule of Investments (concluded)	BlackRock MuniYield Quality Fund, Inc. (MQY)

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of October 31, 2014, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for financial futures contracts	$377,000	—	—	$377,000
Liabilities:
TOB trust certificates	—	$(119,588,686)	—	(119,588,686)
VRDP Shares	—	(176,600,000)	—	(176,600,000)

Total	$377,000	$(296,188,686)	—	$(295,811,686)

There were no transfers between levels during the six months ended October 31, 2014.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2014	25

Schedule of Investments October 31, 2014 (Unaudited)	BlackRock MuniYield Quality Fund II, Inc. (MQT) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Alabama — 0.9%
City of Birmingham Alabama Special Care Facilities Financing Authority, RB, Children’s Hospital (AGC), 6.00%, 6/01/39	$650	$756,808
County of Jefferson Alabama, RB, Limited Obligation School, Series A, 4.75%, 1/01/25	2,000	1,980,800

		2,737,608
Alaska — 0.3%
Alaska Industrial Development & Export Authority, RB, Providence Health Services, Series A, 5.50%, 10/01/41	850	962,532
Arizona — 1.4%
City of Phoenix Arizona Civic Improvement Corp., Refunding RB, Senior Lien, AMT, 5.00%, 7/01/32	1,000	1,129,600
Greater Arizona Development Authority, RB, Series B (NPFGC), 5.00%, 8/01/35	1,100	1,128,611
State of Arizona, COP, Department of Administration, Series A (AGM):
5.00%, 10/01/27	1,075	1,191,766
5.00%, 10/01/29	925	1,019,184

		4,469,161
California — 16.1%
Alameda Corridor Transportation Authority, Refunding RB, CAB, Subordinate Lien, Series A (AMBAC), 5.45%, 10/01/25	7,150	7,709,201
Cabrillo Community College District, GO, CAB, Election of 2004, Series B (NPFGC) (a):
0.00%, 8/01/37	2,100	710,703
0.00%, 8/01/38	4,800	1,545,264
California Health Facilities Financing Authority, RB:
St. Joseph Health System, Series A, 5.75%, 7/01/39	500	582,165
Sutter Health, Series B, 5.88%, 8/15/31	1,000	1,204,120
California Health Facilities Financing Authority, Refunding RB, St. Joseph’s Health System, Series A, 5.00%, 7/01/37	945	1,071,290
California State University, RB, Systemwide, Series A:
5.50%, 11/01/39	1,000	1,159,580
(AGC), 5.25%, 11/01/38	3,000	3,439,440
California Statewide Communities Development Authority, RB, Kaiser Permanente, Series A, 5.00%, 4/01/42	1,290	1,422,702
City of San Jose California, Refunding ARB, Series A-1, AMT, 5.75%, 3/01/34	700	796,831
Coast Community College District, GO, CAB, Election of 2002, Series C (AGM), 5.00%, 8/01/31	1,800	1,998,018
County of San Diego California Water Authority, COP, Refunding, Series A (AGM), 5.00%, 5/01/38	2,015	2,236,912
County of San Joaquin California Transportation Authority, Refunding RB, Limited Tax, Measure K, Series A, 6.00%, 3/01/36	575	706,169
El Monte Union High School District, GO, Series C (AGM), 5.25%, 6/01/28	4,000	4,496,400
Los Angeles Community College District California, GO, Election of 2001, Series A (AGM), 5.00%, 8/01/32	2,200	2,423,828
Monterey Peninsula Community College District, GO, CAB, Series C, 0.00%, 8/01/28 (a)	11,975	6,419,199
Mount San Antonio Community College District, GO, Refunding, CAB, Election of 2008, Series A, 0.00%, 8/01/43 (b)	5,000	3,238,950
San Diego California Unified School District, GO, CAB, Election of 2008 (a):
Series C, 0.00%, 7/01/38	1,400	512,680
Series G, 0.00%, 7/01/34	580	227,267
Municipal Bonds	Par (000)	Value
California (concluded)
San Diego California Unified School District, GO, CAB, Election of 2008 (a) (concluded):
Series G, 0.00%, 7/01/35	615	226,136
Series G, 0.00%, 7/01/36	920	317,740
Series G, 0.00%, 7/01/37	615	200,293
San Diego California Unified School District, GO, Refunding, CAB, Election of 2008, Series R-1, 0.00%, 7/01/31 (a)	1,110	583,105
San Diego Community College District California, GO, CAB, Election of 2006 (a):
0.00%, 8/01/31	1,855	846,325
0.00%, 8/01/32	2,320	983,842
San Marcos Unified School District, GO, Election of 2010, Series A:
5.00%, 8/01/34	600	673,974
5.00%, 8/01/38	490	543,768
State of California, GO, Refunding, Various Purposes, 5.00%, 10/01/41	900	1,009,863
State of California, GO, Various Purposes, 5.00%, 4/01/42	1,500	1,665,465
State of California Public Works Board, LRB, Various Judicial Council Projects, Series A, 5.00%, 3/01/38	615	685,387
Ventura County Community College District, GO, Election of 2002, Series B (NPFGC), 5.00%, 8/01/15 (c)	675	699,442
Yosemite Community College District, GO, CAB, Election of 2004, Series D (a):
0.00%, 8/01/36	2,000	779,400
0.00%, 8/01/37	2,790	1,043,488

		52,158,947
Colorado — 2.1%
E-470 Public Highway Authority, Refunding RB, CAB, Series B (NPFGC), 0.00%, 9/01/32 (a)	5,500	2,162,435
Regional Transportation District, COP, Refunding, Series A, 5.38%, 6/01/31	1,000	1,112,810
Regional Transportation District, COP, Series A, 5.00%, 6/01/39	3,065	3,388,879

		6,664,124
Florida — 10.8%
County of Alachua Florida Health Facilities Authority, RB, 5.00%, 12/01/44	675	735,804
County of Broward Florida School Board, COP, Series A (AGM), 5.25%, 7/01/33	1,000	1,113,590
County of Duval Florida School Board, COP, Master Lease Program (AGM), 5.00%, 7/01/33	7,875	8,542,091
County of Highlands Florida Health Facilities Authority, RB, Adventist Health System/Sunbelt, Series B, 6.00%, 11/15/37	550	649,242
County of Hillsborough Florida Aviation Authority, RB, Series A, AMT (AGC), 5.38%, 10/01/33	3,250	3,629,957
County of Lee Florida, Refunding ARB, Series A, AMT:
5.63%, 10/01/26	825	965,506
5.38%, 10/01/32	1,100	1,220,450
County of Miami-Dade Florida, RB:
Jackson Health System (AGC), 5.63%, 6/01/34	900	1,009,449
Seaport, Series A, 6.00%, 10/01/38	1,780	2,150,098
Seaport, Series B, AMT, 6.00%, 10/01/30	570	692,447
Seaport, Series B, AMT, 6.25%, 10/01/38	360	439,578
Seaport, Series B, AMT, 6.00%, 10/01/42	580	681,477
County of Miami-Dade Florida Aviation, Refunding ARB, AMT:
5.00%, 10/01/34	160	177,832
Miami International Airport, Series A (AGC), 5.00%, 10/01/40	2,600	2,691,832

See Notes to Financial Statements.

26	SEMI-ANNUAL REPORT	OCTOBER 31, 2014

Schedule of Investments (continued)	BlackRock MuniYield Quality Fund II, Inc. (MQT) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Florida (concluded)
County of Miami-Dade Florida Aviation, Refunding ARB, AMT (concluded):
Series A, 5.00%, 10/01/32	$1,730	$1,911,806
County of Palm Beach Florida Solid Waste Authority, Refunding RB, 5.00%, 10/01/31	1,900	2,200,656
County of Sarasota Florida Public Hospital District, RB, Sarasota Memorial Hospital Project, Series A, 5.63%, 7/01/39	250	279,060
Florida Ports Financing Commission, Refunding RB, State Transportation Trust Fund, Series B, AMT, 5.38%, 10/01/29	2,400	2,769,720
Reedy Creek Improvement District, GO, Series A, 5.25%, 6/01/33	1,040	1,196,354
South Florida Water Management District, COP (AGC), 5.00%, 10/01/22	1,800	1,950,660

		35,007,609
Georgia — 0.7%
County of Burke Georgia Development Authority, Refunding RB, Oglethorpe Power-Vogtle Project, Series C, 5.70%, 1/01/43	1,000	1,080,000
Private Colleges & Universities Authority, RB:
5.00%, 4/01/30	240	267,031
5.00%, 4/01/31	165	182,610
5.00%, 4/01/33	120	131,506
5.00%, 4/01/44	550	591,888

		2,253,035
Illinois — 18.4%
City of Chicago Illinois, GARB, O’Hare International Airport, 3rd Lien:
Series A, 5.75%, 1/01/39	2,000	2,282,060
Series B-2, AMT (Syncora), 6.00%, 1/01/29	1,280	1,285,389
City of Chicago Illinois, GO, CAB, City Colleges (NPFGC), 0.00%, 1/01/31 (a)	8,370	3,772,861
City of Chicago Illinois, GO, Refunding, Project, Series A, 5.25%, 1/01/33	2,400	2,504,496
City of Chicago Illinois, GO, Series A, 5.25%, 1/01/35	2,000	2,073,320
City of Chicago Illinois, Refunding GARB, AMT:
O’Hare International Airport, 3rd Lien, Series C-2 (AGM), 5.25%, 1/01/30	1,620	1,622,446
O’Hare International Airport, General Senior Lien, Series C, 5.38%, 1/01/39	3,235	3,570,567
City of Chicago Illinois, Refunding RB, Sales Tax Receipts, Series A, 5.00%, 1/01/41	700	740,523
City of Chicago Illinois Midway International Airport, Refunding RB, 2nd Lien, Series A, AMT, 5.00%, 1/01/34	505	552,329
City of Chicago Illinois Park District, GO, Harbor Facilities Revenue, Series C:
5.25%, 1/01/37	4,000	4,382,720
5.25%, 1/01/40	500	541,210
City of Chicago Illinois Transit Authority, RB, Sales Tax Receipts, 5.25%, 12/01/36	515	583,171
County of Cook Illinois Forest Preserve District, GO, Refunding, Limited Tax Project, Series B, 5.00%, 12/15/37	250	275,415
County of Cook Illinois Forest Preserve District, GO, Series C, 5.00%, 12/15/37	285	312,973
Illinois Finance Authority, RB, Carle Foundation, Series A, 5.75%, 8/15/34	400	455,756
Illinois Finance Authority, Refunding RB, Central Dupage Health, Series B, 5.50%, 11/01/39	2,070	2,343,530
Illinois Sports Facilities Authority, RB (AMBAC):
5.50%, 6/15/15 (c)	5,310	5,538,383
5.50%, 6/15/30	12,865	13,318,363
Municipal Bonds	Par (000)	Value
Illinois (concluded)
Metropolitan Pier & Exposition Authority, RB, CAB, McCormick Place Expansion Project (NPFGC), 0.00%, 12/15/36 (a)	10,000	3,648,500
Metropolitan Pier & Exposition Authority, Refunding RB, McCormick Place Expansion Project, Series B:
CAB (AGM), 0.00%, 6/15/44 (a)	2,980	724,825
4.25%, 6/15/42	2,140	2,146,377
Railsplitter Tobacco Settlement Authority, RB, 6.00%, 6/01/28	575	674,716
Regional Transportation Authority, RB, Series B (NPFGC), 5.75%, 6/01/33	2,000	2,604,480
State of Illinois, GO:
5.25%, 2/01/33	735	801,253
5.50%, 7/01/33	710	785,665
5.25%, 2/01/34	735	799,474
5.50%, 7/01/38	380	416,130
University of Illinois, RB, Auxiliary Facilities System, Series A, 5.00%, 4/01/39	805	899,080

		59,656,012
Indiana — 2.0%
Indiana Finance Authority, RB, Series A:
CWA Authority Project, 1st Lien, 5.25%, 10/01/38	1,000	1,147,560
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.00%, 7/01/40	770	810,887
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.00%, 7/01/44	445	468,629
Indianapolis Local Public Improvement Bond Bank, Refunding RB, Waterworks Project, Series A:
5.75%, 1/01/38	2,000	2,281,140
(AGC), 5.50%, 1/01/38	1,575	1,774,773

		6,482,989
Iowa — 3.0%
Iowa Finance Authority, RB, Iowa Health Care Facilities, Series A (AGC), 5.63%, 8/15/37	4,925	5,647,497
Iowa Student Loan Liquidity Corp., RB, Senior Series A-2, AMT:
5.60%, 12/01/26	1,120	1,219,971
5.70%, 12/01/27	1,125	1,225,429
5.80%, 12/01/29	760	826,682
5.85%, 12/01/30	790	858,454

		9,778,033
Kentucky — 0.7%
State of Kentucky Property & Building Commission, Refunding RB, Project No. 93 (AGC), 5.25%, 2/01/29	2,000	2,278,240
Louisiana — 0.6%
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, East Baton Rouge Sewerage Commission Projects, Sub-Lien, Series A, 5.00%, 2/01/43	575	640,671
Louisiana Public Facilities Authority, Refunding RB, Christus Health, Series B (AGC), 6.50%, 7/01/30	1,150	1,327,445

		1,968,116
Massachusetts — 5.2%
Massachusetts HFA, Refunding RB, Series C, AMT:
5.00%, 12/01/30	5,000	5,224,900
5.35%, 12/01/42	975	1,015,970
Massachusetts School Building Authority, RB, Dedicated Sales Tax, Series A:
Senior, 5.00%, 5/15/43	1,110	1,252,935
(AGM), 5.00%, 8/15/15 (c)	6,015	6,244,532
(AGM), 5.00%, 8/15/30	65	67,172

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2014	27

Schedule of Investments (continued)	BlackRock MuniYield Quality Fund II, Inc. (MQT) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Massachusetts (concluded)
Massachusetts Water Resources Authority, Refunding RB, General, Series A (NPFGC), 5.00%, 8/01/34	$2,700	$2,954,691

		16,760,200
Michigan — 4.6%
City of Detroit Michigan, Refunding RB, Sewage Disposal System, Series A (BHAC), 5.50%, 7/01/36	4,500	4,882,770
City of Detroit Michigan Sewage Disposal System, Refunding RB, 2nd Lien, Series E (BHAC), 5.75%, 7/01/31	2,200	2,462,878
City of Detroit Michigan Water Supply System, RB, 2nd Lien, Series B (AGM), 6.25%, 7/01/36	350	384,919
City of Lansing Michigan, RB, Board of Water & Light Utilities System, Series A, 5.50%, 7/01/41	1,700	1,994,712
State of Michigan Building Authority, Refunding RB, Facilities Program:
Series I-A, 5.38%, 10/15/41	600	678,792
Series II-A, 5.38%, 10/15/36	1,000	1,131,320
Series II-A (AGM), 5.25%, 10/15/36	1,900	2,141,129
State of Michigan HDA, RB, S/F Housing, Series C, AMT, 5.50%, 12/01/28	715	763,742
Western Michigan University, Refunding RB (AGM), 5.00%, 11/15/39	340	377,274

		14,817,536
Minnesota — 0.7%
City of Minneapolis Minnesota, Refunding RB, Fairview Health Services, Series B (AGC), 6.50%, 11/15/38	1,800	2,116,602
Nebraska — 0.9%
Central Plains Energy Project Nebraska, RB, Gas Project No. 3, 5.25%, 9/01/37	2,650	2,909,965
Nevada — 0.9%
County of Clark Nevada, ARB, Las Vegas-McCarran International Airport, Series A:
5.25%, 7/01/42	1,000	1,123,070
(AGM), 5.25%, 7/01/39	1,700	1,921,595

		3,044,665
New Jersey — 9.6%
New Jersey EDA, RB:
Motor Vehicle Surcharge, Series A (NPFGC), 5.25%, 7/01/33	6,700	6,828,305
Private Activity Bond, The Goethals Bridge Replacement Project, AMT, 5.13%, 1/01/34	610	666,602
Private Activity Bond, The Goethals Bridge Replacement Project, AMT, 5.38%, 1/01/43	790	873,906
School Facilities Construction, Series UU, 5.00%, 6/15/34	505	548,344
School Facilities Construction, Series UU, 5.00%, 6/15/40	1,250	1,350,000
New Jersey Higher Education Student Assistance Authority, Refunding RB, Series 1, AMT:
5.50%, 12/01/25	500	572,210
5.50%, 12/01/26	350	395,812
5.75%, 12/01/28	200	227,606
New Jersey Housing & Mortgage Finance Agency, Refunding RB, M/F Housing, Series 2, AMT, 4.35%, 11/01/33	1,070	1,099,853
New Jersey Transportation Trust Fund Authority, RB:
Transportation Program, Series AA, 5.25%, 6/15/33	1,290	1,446,516
Transportation Program, Series AA, 5.50%, 6/15/39	4,650	5,281,237
Transportation System, Series A (NPFGC), 5.75%, 6/15/25	1,400	1,729,000
Municipal Bonds	Par (000)	Value
New Jersey (concluded)
New Jersey Transportation Trust Fund Authority, RB (concluded):
Transportation System, Series B, 5.00%, 6/15/42	9,500	10,070,190

		31,089,581
New York — 3.4%
City of New York New York Municipal Water Finance Authority, Refunding RB, Second General Resolution, Fiscal 2012, Series BB, 5.25%, 6/15/44	1,250	1,404,388
City of New York New York Transitional Finance Authority, BARB, Fiscal 2009, Series S-4, 5.50%, 1/15/33	3,035	3,485,940
City of New York New York Transitional Finance Authority, Refunding RB, Future Tax Secured, Series B, 5.00%, 11/01/32	2,200	2,582,624
Hudson Yards Infrastructure Corp., RB, Senior, Fiscal 2012, Series A, 5.75%, 2/15/47	610	702,348
State of New York HFA, RB, Affordable M/F Housing, Series B, AMT, 5.30%, 11/01/37	2,835	2,932,552

		11,107,852
Ohio — 0.7%
County of Lucas Ohio, Refunding RB, Promedica Healthcare, Series A, 6.50%, 11/15/37	460	568,045
State of Ohio Turnpike Commission, RB, Junior Lien, Infrastructure Projects, Series A-1:
5.25%, 2/15/32	610	708,094
5.25%, 2/15/33	850	983,985

		2,260,124
Pennsylvania — 2.5%
Commonwealth Financing Authority, RB, Series B, 5.00%, 6/01/42	2,110	2,319,143
Pennsylvania Turnpike Commission, RB:
Series A, 5.00%, 12/01/38	550	620,070
Series C, 5.50%, 12/01/33	490	586,756
Subordinate, Special Motor License Fund, 6.00%, 12/01/36	500	593,105
Subordinate, Special Motor License Fund, 5.50%, 12/01/41	2,245	2,528,319
Philadelphia School District, GO, Series E:
6.00%, 9/01/18 (c)	15	17,871
6.00%, 9/01/38	1,285	1,456,085

		8,121,349
South Carolina — 7.6%
Charleston Educational Excellence Finance Corp., RB (AGC) (c):
5.25%, 12/01/15	2,725	2,873,131
5.25%, 12/01/15	2,425	2,556,823
5.25%, 12/01/15	880	927,837
County of Charleston South Carolina Airport District, ARB, Series A, AMT, 5.50%, 7/01/41	1,360	1,535,712
South Carolina Jobs EDA, Refunding RB, Palmetto Health, Series A (AGM), 6.50%, 8/01/39	100	117,038
South Carolina Transportation Infrastructure Bank, RB, Series A, 5.25%, 10/01/40	3,420	3,877,049
State of South Carolina Public Service Authority, RB, Santee Cooper:
Series A, 5.50%, 12/01/54	6,435	7,328,822
Series E, 5.50%, 12/01/53	2,820	3,199,487
State of South Carolina Public Service Authority, Refunding RB, Santee Cooper, Series B, 5.00%, 12/01/38	1,840	2,054,507

		24,470,406

See Notes to Financial Statements.

28	SEMI-ANNUAL REPORT	OCTOBER 31, 2014

Schedule of Investments (continued)	BlackRock MuniYield Quality Fund II, Inc. (MQT) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Texas — 14.8%
City of San Antonio Texas Public Service Board, RB, Junior Lien, 5.00%, 2/01/38	$500	$562,080
County of Midland Texas Fresh Water Supply District No. 1, RB, CAB, City of Midland Project, Series A, 0.00%, 9/15/36 (a)	1,850	698,838
County of Tarrant Texas Cultural Education Facilities Finance Corp., Refunding RB, Cook Children’s Medical Center, 5.25%, 12/01/39	750	866,505
Dallas-Fort Worth International Airport, ARB, Joint Improvement, AMT:
Series D, 5.00%, 11/01/38	1,800	1,944,306
Series D, 5.00%, 11/01/42	1,140	1,223,391
Series H, 5.00%, 11/01/32	2,715	2,971,187
Dallas-Fort Worth International Airport, Refunding ARB, Series F, 5.25%, 11/01/33	865	992,518
Leander Independent School District, GO, Refunding Series D, 0.00%, 8/15/38 (a)	3,020	1,038,850
Lone Star College System, GO, 5.00%, 8/15/33	3,000	3,359,430
Mansfield Texas ISD, GO, School Building (PSF-GTD), 5.00%, 2/15/33	1,065	1,166,590
North Texas Tollway Authority, RB, Convertible CAB, Series C, 0.00%, 9/01/45 (b)	10,000	9,628,600
North Texas Tollway Authority, Refunding RB, 1st Tier:
System, Series A, 6.00%, 1/01/28	2,415	2,838,398
System, Series A (NPFGC), 5.75%, 1/01/40	3,600	4,017,996
Series K-1 (AGC), 5.75%, 1/01/38	3,400	3,895,448
San Antonio Public Facilities Corp., Refunding RB, Convention Center Refinancing and Expansion Project, CAB (a):
0.00%, 9/15/35	1,150	443,049
0.00%, 9/15/36	3,875	1,404,300
0.00%, 9/15/37	17,775	6,057,720
Texas Municipal Gas Acquisition & Supply Corp. III, RB:
5.00%, 12/15/31	1,030	1,127,695
5.00%, 12/15/32	2,500	2,713,325
Texas Transportation Commission, Refunding RB, Central Texas Turnpike System, 1st Tier, Series A, 5.00%, 8/15/41	925	997,243

		47,947,469
Vermont — 0.2%
Vermont HFA, Refunding RB, Multiple Purpose, S/F Housing, Series C, AMT (AGM), 5.50%, 11/01/38	685	696,823
Washington — 2.0%
Central Puget Sound Regional Transit Authority, RB, Series A, 5.00%, 11/01/36	1,400	1,536,360
Washington Health Care Facilities Authority, RB:
MultiCare Health System, Remarketing, Series B, 5.00%, 8/15/44	3,000	3,236,370
Providence Health & Services, Series A, 5.00%, 10/01/39	1,000	1,091,960
Providence Health & Services, Series A, 5.25%, 10/01/39	550	610,559

		6,475,249
Wisconsin — 0.4%
State of Wisconsin Health & Educational Facilities Authority, RB, Ascension Health Senior Credit Group, Series E, 5.00%, 11/15/33	1,200	1,336,982
Total Municipal Bonds — 110.5%		357,571,209

Municipal Bonds Transferred to Tender Option Bond Trusts (d)	Par (000)	Value
Arizona — 0.9%
City of Phoenix Arizona Civic Improvement Corp., Refunding RB, Water System, Junior Lien, Series A, 5.00%, 7/01/34	1,000	1,126,360
Salt River Project Agricultural Improvement & Power District, RB, Electric System, Series A, 5.00%, 1/01/38	1,750	1,913,660

		3,040,020
California — 3.3%
County of San Diego California Water Authority, COP, Refunding, Series A (AGM), 5.00%, 5/01/33	3,030	3,356,089
Los Angeles Community College District California, GO, Election of 2001, Series A (NPFGC), 5.00%, 8/01/32	4,330	4,770,534
Los Angeles Community College District California, GO, Refunding, Election of 2008, Series A, 6.00%, 8/01/33	1,699	2,052,148
San Diego Community College District California, GO, Election of 2002, 5.25%, 8/01/33	359	415,644

		10,594,415
Colorado — 1.3%
Colorado Health Facilities Authority, Refunding RB, Catholic Health Initiatives, Series A:
5.50%, 7/01/34 (e)	780	894,781
5.00%, 2/01/41	2,999	3,238,380

		4,133,161
District of Columbia — 1.7%
District of Columbia, RB, Series A, 5.50%, 12/01/30 (e)	855	1,010,738
District of Columbia Water & Sewer Authority, Refunding RB, Senior Lien, Series A, 6.00%, 10/01/18 (c)(e)	1,580	1,889,311
Metropolitan Washington Airports Authority, Refunding ARB, Series A, AMT, 5.00%, 10/01/30	2,190	2,484,993

		5,385,042
Florida — 12.5%
City of Tallahassee Florida, RB, Energy System (NPFGC), 5.00%, 10/01/37	4,000	4,365,920
County of Highlands Florida Health Facilities Authority, RB, Adventist, Series C, 5.25%, 11/15/16	4,000	4,291,680
County of Miami-Dade Florida, Refunding RB, Transit System Sales Surtax, 5.00%, 7/01/42	1,540	1,690,828
County of Miami-Dade Florida Expressway Authority, Refunding RB, Series A (AGC), 5.00%, 7/01/35	2,100	2,276,274
County of Miami-Dade Florida Water & Sewer System, RB (AGM), 5.00%, 10/01/39	6,901	7,817,760
County of Orange Florida School Board, COP, Series A:
(NPFGC), 5.00%, 8/01/31	9,000	9,528,300
(AGC), 5.50%, 8/01/34	3,394	3,822,916
County of Seminole Florida, Refunding RB, Series B (NPFGC), 5.25%, 10/01/31	4,200	5,298,972
State of Florida Board of Education, GO, Series D, 5.00%, 6/01/37 (e)	1,189	1,308,494

		40,401,144
Illinois — 9.1%
City of Chicago Illinois, RB, Motor Fuel Tax Project, Series A (AGC), 5.00%, 1/01/38	4,000	4,315,800
City of Chicago Illinois, Refunding RB, Waterworks, 2nd Lien (AGM), 5.25%, 11/01/33	2,548	2,810,962
Metropolitan Pier & Exposition Authority, RB, McCormick Place Expansion Project, Series A, 5.00%, 6/15/42	1,629	1,757,793

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2014	29

Schedule of Investments (continued)	BlackRock MuniYield Quality Fund II, Inc. (MQT) (Percentages shown are based on Net Assets)

Municipal Bonds Transferred to Tender Option Bond Trusts (d)	Par (000)	Value
Illinois (concluded)
Regional Transportation Authority, RB, 6.50%, 7/01/26	$10,000	$13,337,665
State of Illinois, RB, Build Illinois, Series B, 5.25%, 6/15/34 (e)	1,130	1,272,040
State of Illinois Toll Highway Authority, RB:
Senior Priority, Series B, 5.50%, 1/01/33	3,499	3,882,468
Series A, 5.00%, 1/01/38	1,859	2,076,236

		29,452,964
Louisiana — 1.5%
State of Louisiana Gas & Fuels, RB, Series A (AGM), 5.00%, 5/01/16 (c)	4,600	4,922,644
Michigan — 1.6%
Michigan Finance Authority, RB, Hospital, Trinity Health Credit Group, 5.00%, 12/01/39	4,700	5,144,949
Nevada — 1.7%
City of Las Vegas Nevada, GO, Limited Tax, Performing Arts Center, 6.00%, 4/01/39 (e)	3,298	3,841,880
County of Clark Nevada Water Reclamation District, GO, Limited Tax, Series B, 5.75%, 7/01/34	1,574	1,861,774

		5,703,654
New Jersey — 0.5%
New Jersey Transportation Trust Fund Authority, RB, Transportation System, Series B, 5.25%, 6/15/36 (e)	1,580	1,749,361
New York — 5.6%
City of New York New York Municipal Water Finance Authority, RB, Water & Sewer System, Fiscal 2009, Series A, 5.75%, 6/15/40	1,050	1,208,780
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution, Fiscal 2013, Series CC, 5.00%, 6/15/47	4,920	5,480,843
City of New York New York Water & Sewer System, Refunding RB, 2nd General Resolution, Fiscal 2014, Series DD, 5.00%, 6/15/35	1,470	1,706,097
Metropolitan Transportation Authority of New York, RB, Sub-Series D1, 5.25%, 11/15/44 (f)(g)	3,080	3,513,294
Port Authority of New York & New Jersey, Refunding RB, Construction, 143rd Series, AMT, 5.00%, 10/01/30	3,500	3,615,045
State of New York Dormitory Authority, ERB, Series B, 5.75%, 3/15/36	1,000	1,165,340
Triborough Bridge & Tunnel Authority, RB, General, Series A-2, 5.25%, 11/15/34 (e)	1,200	1,371,660

		18,061,059
Ohio — 0.2%
State of Ohio, RB, Cleveland Clinic Health Obligated Group, Series B, 5.50%, 1/01/34	500	569,185
Municipal Bonds Transferred to Tender Option Bond Trusts (d)	Par (000)	Value
South Carolina — 0.4%
State of South Carolina Public Service Authority, Refunding RB, Santee Cooper, Series A, 5.50%, 1/01/38 (e)	1,125	1,281,150
Texas — 5.0%
Clear Creek ISD Texas, GO, Refunding, School Building (PSF-GTD), 5.00%, 2/15/33	1,900	2,055,477
County of Harris Texas Cultural Education Facilities Finance Corp., RB, Texas Children’s Hospital Project, 5.50%, 10/01/39	4,000	4,622,960
Cypress-Fairbanks ISD, GO, Refunding, Schoolhouse (PSF-GTD), 5.00%, 2/15/32	5,250	5,725,702
Dallas Fort Worth International Airport, ARB, Series H, AMT, 5.00%, 11/01/37 (e)	1,996	2,159,472
North East Texas ISD, GO, School Building, Series A (PSF-GTD), 5.00%, 8/01/37 (e)	1,400	1,529,276

		16,092,887
Virginia — 0.1%
County of Fairfax Virginia IDA, Refunding RB, Health Care, Inova Health System, Series A, 5.50%, 5/15/35	300	340,506
Wisconsin — 1.7%
Wisconsin Health & Educational Facilities Authority, Refunding RB, Froedtert & Community Health, Inc., Obligated Group, Froedtert & Community Health, Inc.:
Series A, 5.00%, 4/01/42	1,920	2,112,000
Series C, 5.25%, 4/01/39 (e)	3,250	3,573,878

		5,685,878
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 47.1%		152,558,019
Total Long-Term Investments (Cost — $464,492,198) — 157.6%		510,129,228

Short-Term Securities	Shares
FFI Institutional Tax-Exempt Fund, 0.03% (h)(i)	3,180,800	3,180,800
Total Short-Term Securities (Cost — $3,180,800) — 1.0%		3,180,800
Total Investments (Cost — $467,672,998) — 158.6%		513,310,028
Other Assets Less Liabilities — 1.1%		3,553,551
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (23.7)%		(76,748,420)
VMTP Shares, at Liquidation Value — (36.0)%		(116,500,000)

Net Assets Applicable to Common Shares — 100.0%		$323,615,159

Notes to Schedule of Investments

(a)	Zero-coupon bond.

(b)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.

(c)	U.S. government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(d)	Represent bonds transferred to a TOB. In exchange for which the Fund received cash and residual interest certificates. These bonds serve as collateral in a financing transaction. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(e)	All or a portion of security is subject to a recourse agreement, which may require the Fund to pay the liquidity provider in the event there is a shortfall between the TOB trust certificates and proceeds received from the sale of the security contributed to the TOB trust. In the case of a shortfall, the aggregate maximum potential amount the Fund could ultimately be required to pay under the agreement, which expires from February 1, 2016 to December 1, 2029 is $11,170,140.

See Notes to Financial Statements.

30	SEMI-ANNUAL REPORT	OCTOBER 31, 2014

Schedule of Investments (concluded)	BlackRock MuniYield Quality Fund II, Inc. (MQT)

(f)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized (Depreciation)
RBC Capital Markets, LLC	$1,973,294	$(16,293)

(g)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(h)	Investments in issuers considered to be an affiliate of the Fund during the period ended October 31, 2014, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliate	Shares Held at April 30, 2014	Net Activity	Shares Held at October 31, 2014	Income
FFI Institutional Tax-Exempt Fund	3,656,710	(475,910)	3,180,800	$704

(i)	Represents the current yield as of report date.

•	Financial futures contracts outstanding as of October 31, 2014 were as follows:

Contracts Sold	Issue	Exchange	Expiration	Notional Value	Unrealized Appreciation
(193)	10-Year U.S. Treasury Note	Chicago Board of Trade	December 2014	$24,387,359	$213,619

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements. The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of October 31, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$510,129,228	—	$510,129,228
Short-Term Securities	$3,180,800	—	—	3,180,800

Total	$3,180,800	$510,129,228	—	$513,310,028

[1] See above Schedule of Investments for values in each state or political subdivision.
	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Assets:
Interest rate contracts	$213,619	—	—	$213,619
[2] Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of October 31, 2014, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for financial futures contracts	$244,000	—	—	$244,000
Liabilities:
TOB trust certificates	—	$(76,728,151)	—	(76,728,151)
VMTP Shares	—	(116,500,000)	—	(116,500,000)

Total	$244,000	$(193,228,151)	—	$(192,984,151)

There were no transfers between levels during the six months ended October 31, 2014.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2014	31

Statements of Assets and Liabilities

October 31, 2014 (Unaudited)	BlackRock MuniYield Fund, Inc. (MYD)	BlackRock MuniYield Quality Fund, Inc. (MQY)	BlackRock MuniYield Quality Fund II, Inc. (MQT)

Assets
Investments at value — unaffiliated[1]	$1,105,903,940	$788,241,474	$510,129,228
Investments at value — affiliated[2]	39,788,955	4,329,509	3,180,800
Cash pledged for financial futures contracts	706,000	377,000	244,000
TOB trust receivable	—	2,375,000	1,540,000
Interest receivable	16,066,787	9,977,164	6,418,025
Investments sold receivable	1,646,585	724,388	678,500
Deferred offering costs	423,106	275,098	9,299
Variation margin receivable on financial futures contracts	148,746	79,420	51,264
Prepaid expenses	13,110	8,861	12,750

Total assets	1,164,697,229	806,387,914	522,263,866

Accrued Liabilities
Investments purchased payable	27,068,824	5,400,607	3,501,868
Income dividends payable — Common Shares	3,754,275	2,454,151	1,590,340
Investment advisory fees payable	481,407	338,468	219,305
Officer’s and Directors’ fees payable	251,941	179,602	3,619
TOB trust payable	—	84,912	—
Interest expense and fees payable	37,614	42,130	20,269
Other accrued expenses payable	118,876	1,793	85,155

Total accrued liabilities	31,712,937	8,501,663	5,420,556

Other Liabilities
TOB trust certificates	163,620,814	119,588,686	76,728,151
VRDP Shares, at liquidation value of $100,000 per share[3,4]	251,400,000	176,600,000	—
VMTP Shares, at liquidation value of $100,000 per share[3,4]	—	—	116,500,000

Total other liabilities	415,020,814	296,188,686	193,228,151

Total liabilities	446,733,751	304,690,349	198,648,707

Net Assets Applicable to Common Shareholders	$717,963,478	$501,697,565	$323,615,159

Net Assets Applicable to Common Shareholders Consist of
Paid-in capital[5]	$639,797,752	$430,068,416	$283,550,053
Undistributed net investment income	7,219,758	7,292,002	5,490,507
Accumulated net realized loss	(35,278,083)	(8,121,348)	(11,276,050)
Net unrealized appreciation/depreciation	106,224,051	72,458,495	45,850,649

Net Assets Applicable to Common Shareholders	$717,963,478	$501,697,565	$323,615,159

Net asset value per Common Share	$15.39	$16.35	$14.35

[1] Investments at cost — unaffiliated	$999,830,325	$716,114,207	$464,492,198
[2] Investments at cost — affiliated	$39,788,955	$4,329,509	$3,180,800
[3] VRDP/VMTP Shares outstanding, par value $0.01 per share	2,514	1,766	1,165
[4] Preferred Shares authorized, including Auction Market Preferred Shares (“AMPS”)	16,234	11,766	7,565
[5] Common Shares outstanding, 200 million shares authorized, $0.10 par value	46,636,954	30,676,888	22,558,009

See Notes to Financial Statements.

32	SEMI-ANNUAL REPORT	OCTOBER 31, 2014

Statements of Operations

Six Months Ended October 31, 2014 (Unaudited)	BlackRock MuniYield Fund, Inc. (MYD)	BlackRock MuniYield Quality Fund, Inc. (MQY)	BlackRock MuniYield Quality Fund II, Inc. (MQT)

Investment Income
Interest	$26,020,065	$17,783,956	$11,426,207
Income — affiliated	3,897	1,029	704

Total income	26,023,962	17,784,985	11,426,911

Expenses
Investment advisory	2,822,455	1,985,505	1,283,399
Professional	78,454	56,090	42,665
Accounting services	67,344	52,403	36,448
Transfer agent	27,414	23,203	15,230
Officer and Directors	22,305	15,679	14,356
Custodian	22,280	18,215	11,789
Liquidity fees	12,908	827,389	—
Remarketing fees on Preferred Shares	12,674	90,263	—
Registration	8,376	5,489	4,732
Printing	7,581	6,612	5,707
Miscellaneous	54,947	51,870	42,683

Total expenses excluding interest expense, fees and amortization of offering costs	3,136,738	3,132,718	1,457,009
Interest expense, fees and amortization of offering costs[1]	1,694,207	536,535	899,079

Total expenses	4,830,945	3,669,253	2,356,088
Less fees waived by Manager	(3,873)	(2,004)	(1,353)

Total expenses after fees waived	4,827,072	3,667,249	2,354,735

Net investment income	21,196,890	14,117,736	9,072,176

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	859,163	221,057	156,641
Financial futures contracts	(2,337,505)	(1,441,745)	(838,931)

	(1,478,342)	(1,220,688)	(682,290)

Net change in unrealized appreciation/depreciation on:
Investments	34,166,566	20,392,102	13,611,748
Financial futures contracts	391,390	467,764	269,211

	34,557,956	20,859,866	13,880,959

Net realized and unrealized gain	33,079,614	19,639,178	13,198,669

Net Increase in Net Assets Applicable to Common Shareholders Resulting from Operations	$54,276,504	$33,756,914	$22,270,845

[1] Related to TOBs, VRDP Shares and/or VMTP Shares.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2014	33

Statements of Changes in Net Assets

	BlackRock MuniYield Fund, Inc. (MYD)
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	Six Months Ended October 31, 2014 (Unaudited)	Year Ended April 30, 2014

Operations
Net investment income	$21,196,890	$43,995,932
Net realized loss	(1,478,342)	(11,394,731)
Net change in unrealized appreciation/depreciation	34,557,956	(46,883,949)

Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	54,276,504	(14,282,748)

Distributions to Common Shareholders From[1]
Net investment income	(22,525,649)	(46,099,468)

Capital Share Transactions
Reinvestment of common distributions	—	1,019,486

Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to Common Shareholders	31,750,855	(59,362,730)
Beginning of period	686,212,623	745,575,353

End of period	$717,963,478	$686,212,623

Undistributed net investment income, end of period	$7,219,758	$8,548,517

	BlackRock MuniYield Quality Fund, Inc. (MQY)
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	Six Months Ended October 31, 2014 (Unaudited)	Year Ended April 30, 2014

Operations
Net investment income	$14,117,736	$29,015,137
Net realized loss	(1,220,688)	(4,924,255)
Net change in unrealized appreciation/depreciation	20,859,866	(27,892,194)

Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	33,756,914	(3,801,312)

Distributions to Common Shareholders From[1]
Net investment income	(14,724,906)	(29,447,646)
Net realized gain	—	(497,242)

Decrease in net assets resulting from distributions to Common Shareholders	(14,724,906)	(29,944,888)

Capital Share Transactions
Reinvestment of common distributions	—	417,081

Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to Common Shareholders	19,032,008	(33,329,119)
Beginning of period	482,665,557	515,994,676

End of period	$501,697,565	$482,665,557

Undistributed net investment income, end of period	$7,292,002	$7,899,172

[1] Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

34	SEMI-ANNUAL REPORT	OCTOBER 31, 2014

Statements of Changes in Net Assets

	BlackRock MuniYield Quality Fund II, Inc. (MQT)
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	Six Months Ended October 31, 2014 (Unaudited)	Year Ended April 30, 2014

Operations
Net investment income	$9,072,176	$18,835,582
Net realized loss	(682,290)	(3,143,006)
Net change in unrealized appreciation/depreciation	13,880,959	(16,915,728)

Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	22,270,845	(1,223,152)

Distributions to Common Shareholders From[1]
Net investment income	(9,542,038)	(19,061,517)

Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to Common Shareholders	12,728,807	(20,284,669)
Beginning of period	310,886,352	331,171,021

End of period	$323,615,159	$310,886,352

Undistributed net investment income, end of period	$5,490,507	$5,960,369

[1] Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2014	35

Statements of Cash Flows

Six Months Ended October 31, 2014 (Unaudited)	BlackRock MuniYield Fund, Inc. (MYD)	BlackRock MuniYield Quality Fund, Inc. (MQY)	BlackRock MuniYield Quality Fund II, Inc. (MQT)

Cash Provided by Operating Activities
Net increase in net assets resulting from operations	$54,276,504	$33,756,914	$22,270,845
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Decrease in interest receivable	687,226	80,844	3,146
Increase in variation margin receivable on financial futures contracts	(148,746)	(79,420)	(51,264)
Decrease in prepaid expenses	31,617	27,246	18,468
Decrease in cash pledged for financial futures contracts	355,000	99,000	24,000
Increase in investment advisory fees payable	29,643	19,340	13,680
Decrease in interest expense and fees payable	(744)	(4,645)	(4,662)
Decrease in other accrued expenses payable	(117,411)	(2,039)	(12,732)
Decrease in variation margin payable on financial futures contracts	(327,801)	(153,986)	(75,938)
Increase (decrease) in Officer’s and Directors’ fees payable	4,318	3,076	(358)
Net realized gain on investments	(859,163)	(221,057)	(156,641)
Net unrealized gain on investments	(34,166,566)	(20,392,102)	(13,611,748)
Amortization of premium and accretion of discount on investments	280,077	(711,980)	(437,175)
Proceeds from sales of long-term investments	66,545,887	42,542,868	45,200,750
Purchases of long-term investments	(23,565,972)	(37,002,437)	(44,150,915)
Net proceeds from sales (purchases) of short-term securities	(34,886,108)	761,712	475,910

Net cash provided by operating activities	28,137,761	18,723,334	9,505,366

Cash Used for Financing Activities
Repayments of TOB trust certificates	(5,620,106)	(4,022,015)	(572)
Cash dividends paid to Common Shareholders	(22,525,649)	(14,724,906)	(9,542,038)
Amortization of deferred offering costs	7,994	23,587	37,244

Net cash used for financing activities	(28,137,761)	(18,723,334)	(9,505,366)

Cash
Net increase (decrease) in cash	—	—	—
Cash at beginning of period	—	—	—

Cash at end of period	—	—	—

Supplemental Disclosure of Cash Flow Information
Cash paid during the period for interest	$1,686,957	$517,593	$866,497

See Notes to Financial Statements.

36	SEMI-ANNUAL REPORT	OCTOBER 31, 2014

Financial Highlights	BlackRock MuniYield Fund, Inc. (MYD)

	Six Months Ended October 31, 2014 (Unaudited)		Year Ended April 30,
			2014	2013		2012		2011		2010

Per Share Operating Performance
Net asset value, beginning of period	$14.71		$16.01	$15.19		$13.05		$13.87		$11.53

Net investment income[1]	0.45		0.94	0.95		0.99		1.04		1.04
Net realized and unrealized gain (loss)	0.71		(1.25)	0.89		2.15		(0.85)		2.17
Distributions to AMPS Shareholders from net Investment income	—		—	—		(0.01)		(0.03)		(0.03)

Net increase (decrease) from investment operations	1.16		(0.31)	1.84		3.13		0.16		3.18

Distributions to Common Shareholders from net investment income[2]	(0.48)		(0.99)	(1.02)		(0.99)		(0.98)		(0.84)

Net asset value, end of period	$15.39		$14.71	$16.01		$15.19		$13.05		$13.87

Market price, end of period	$14.50		$14.14	$16.24		$15.49		$13.17		$13.70

Total Return Applicable to Common Shareholders[3]
Based on net asset value	8.19%	[4]	(1.21)%	12.32%		24.76%		1.07%		28.44%

Based on market price	6.05%	[4]	(6.38)%	11.73%		26.06%		3.27%		27.75%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.36%	[5]	1.49%	1.52%		1.53%	[6]	1.15%	[6]	1.14%	[6]

Total expenses after fees waived and paid indirectly	1.36%	[5]	1.49%	1.52%		1.53%	[6]	1.15%	[6]	1.14%	[6]

Total expenses after fees waived and paid indirectly and excluding interest expense fees and amortization of offering costs[7]	0.88%	[5,8]	1.20% [8]	1.17%	[8]	1.20%	[6,8]	0.99%	[6]	1.01%	[6]

Net investment income	5.98%	[5]	6.70%	6.02%		6.95%	[6]	7.64%	[6]	8.08%	[6]

Distributions to AMPS Shareholders	—		—	—		0.04%		0.23%		0.27%

Net investment income to Common Shareholders	5.98%	[5]	6.70%	6.02%		6.91%		7.41%		7.81%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$717,721		$686,213	$745,575		$703,290		$598,976		$630,608

AMPS outstanding at $25,000 liquidation preference, end of period (000)	—		—	—		—		$251,450		$251,450

VRDP Shares outstanding at $100,000 liquidation value, end of period (000)	$251,400		$251,400	$251,400		$251,400		—		—

Portfolio turnover rate	5%		17%	16%		19%		16%		35%

Asset coverage per AMPS at $25,000 liquidation preference, end of period	—		—	—		—		$84,556		$87,701

Asset coverage per VRDP Shares at $100,000 liquidation value, end of period	$385,586		$372,956	$396,569		$379,749		—		—

[1]	Based on average Common Shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Annualized.

[6]	Does not reflect the effect of distributions to AMPS Shareholders.

[7]

Interest expense and fees relate to TOBs and/or VRDP Shares. See Note 3 and Note 8 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs and/or VRDP Shares, respectively.

[8]

For the six months ended October 31, 2014 and years ended April 30, 2014, April 30, 2013 and April 30, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs, and liquidity and remarketing fees was 0.88%, 0.92%, 0.90% and 0.92%, respectively.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2014	37

Financial Highlights	BlackRock MuniYield Quality Fund, Inc. (MQY)

	Six Months Ended October 31, 2014 (Unaudited)		Year Ended April 30,
			2014	2013	2012		2011		2010

Per Share Operating Performance
Net asset value, beginning of period	$15.73		$16.83	$16.22	$13.72		$14.63		$13.27

Net investment income[1]	0.46		0.95	0.93	0.95		0.99		0.99
Net realized and unrealized gain (loss)	0.64		(1.07)	0.64	2.49		(0.94)		1.23
Distributions to AMPS Shareholders from net investment income	—		—	—	(0.01)		(0.04)		(0.04)

Net increase (decrease) from investment operations	1.10		(0.12)	1.57	3.43		0.01		2.18

Distributions to Common Shareholders from:[2]
Net investment income	(0.48)		(0.96)	(0.96)	(0.93)		(0.92)		(0.82)
Net realized gain	—		(0.02)	—	—		—		—

Total distributions to Common Shareholders	(0.48)		(0.98)	(0.96)	(0.93)		(0.92)		(0.82)

Net asset value, end of period	$16.35		$15.73	$16.83	$16.22		$13.72		$14.63

Market price, end of period	$15.26		$14.84	$16.94	$16.05		$13.15		$14.48

Total Return Applicable to Common Shareholders[3]
Based on net asset value	7.30%	[4]	0.04%	9.86%	25.78%		0.10%		17.12%

Based on market price	6.15%	[4]	(6.23)%	11.75%	29.85%		(3.06)%		24.86%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.48%	[5]	1.58%	1.53%	1.46%	[6]	1.21%	[6]	1.20%	[6]

Total expenses after fees waived and paid indirectly	1.48%	[5]	1.58%	1.53%	1.46%	[6]	1.21%	[6]	1.20%	[6]

Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs[7]	1.26%	[5,8]	1.32% [8]	1.23% [8]	1.19%	[6,8]	1.02%	[6]	1.02%	[6]

Net investment income	5.68%	[5]	6.28%	5.57%	6.29%	[6]	6.97%	[6]	6.98%	[6]

Distributions to AMPS Shareholders	—		—	—	0.08%		0.25%		0.28%

Net investment income to Common Shareholders	5.68%	[5]	6.28%	5.57%	6.21%		6.72%		6.70%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$501,698		$482,666	$515,995	$495,260		$418,346		$445,160

AMPS outstanding at $25,000 liquidation preference, end of period (000)	—		—	—	—		$176,625		$176,625

VRDP Shares outstanding at $100,000 liquidation value, end of period (000)	$176,600		$176,600	$176,600	$176,600		—		—

Portfolio turnover rate	5%		12%	15%	25%		12%		19%

Asset coverage per AMPS at $25,000 liquidation preference, end of period	—		—	—	—		$84,217		$88,013

Asset coverage per VRDP Shares at $100,000 liquidation value, end of period	$384,087		$373,310	$392,183	$380,442		—		—

[1]	Based on average Common Shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Annualized.

[6]	Does not reflect the effect of distributions to AMPS Shareholders.

[7]

Interest expense, fees and amortization of offering costs relate to TOBs and/or VRDP Shares. See Note 3 and Note 8 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs and VRDP Shares, respectively.

[8]

For the six months ended October 31, 2014 and the years ended April 30, 2014, April 30, 2013 and April 30, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs, and liquidity and remarketing fees was 0.89%, 0.93%, 0.90% and 0.95%, respectively.

See Notes to Financial Statements.

38	SEMI-ANNUAL REPORT	OCTOBER 31, 2014

Financial Highlights	BlackRock MuniYield Quality Fund II, Inc. (MQT)

	Six Months Ended October 31, 2014 (Unaudited)		Year Ended April 30,
			2014	2013	2012		2011		2010

Per Share Operating Performance
Net asset value, beginning of period	$13.78		$14.68	$14.11	$11.85		$12.71		$11.55

Net investment income[1]	0.40		0.83	0.82	0.85		0.86		0.88
Net realized and unrealized gain (loss)	0.59		(0.88)	0.58	2.24		(0.89)		1.04
Distributions to AMPS Shareholders from:
Net investment income	—		—	—	(0.01)		(0.02)		(0.03)
Net realized gain	—		—	—	(0.00)[2]		—		—

Net increase (decrease) from investment operations	0.99		(0.05)	1.40	3.08		(0.05)		1.89

Distributions to Common Shareholders from net investment income[3]	(0.42)		(0.85)	(0.83)	(0.82)		(0.81)		(0.73)

Net asset value, end of period	$14.35		$13.78	$14.68	$14.11		$11.85		$12.71

Market price, end of period	$13.10		$12.91	$14.41	$13.93		$11.59		$12.52

Total Return Applicable to Common Shareholders[4]
Based on net asset value	7.60%	[5]	0.55%	10.17%	26.85%		(0.36)%		17.15%

Based on market price	4.85%	[5]	(4.04)%	9.55%	28.04%		(1.07)%		31.18%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.47%	[6]	1.56%	1.49%	1.31%	[7]	1.21%	[7]	1.21%	[7]

Total expenses after fees waived and paid indirectly	1.47%	[6]	1.56%	1.49%	1.31%	[7]	1.20%	[7]	1.21%	[7]

Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs[8]	0.91%	[6]	0.95%	0.90%	0.99%	[7,9]	1.03%	[7]	1.04%	[7]

Net investment income	5.67%	[6]	6.32%	5.62%	6.46%	[7]	7.00%	[7]	7.13%	[7]

Distributions to AMPS Shareholders	—		—	—	0.08%		0.20%		0.23%

Net investment income to Common Shareholders	5.67%	[6]	6.32%	5.62%	6.38%		6.80%		6.90%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$323,615		$310,886	$331,171	$317,278		$265,918		$284,395

AMPS outstanding at $25,000 liquidation preference, end of period (000)	—		—	—	—		$116,575		$116,575

VMTP Shares outstanding at $100,000 liquidation value, end of period (000)	$116,500		$116,500	$116,500	$116,500		—		—

Portfolio turnover rate	7%		16%	15%	20%		10%		25%

Asset coverage per AMPS at $25,000 liquidation preference, end of period	—		—	—	—		$82,031		$85,994

Asset coverage per VMTP Shares at $100,000 liquidation value, end of period	$377,781		$366,855	$384,267	$372,342		—		—

[1]	Based on average Common Shares outstanding.

[2]	Amount is greater than $(0.005) per share.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Annualized.

[7]	Does not reflect the effect of distributions to AMPS Shareholders.

[8]

Interest expense, fees and amortization of offering costs relate to TOBs and VMTP Shares. See Note 3 and Note 8 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs and VMTP Shares, respectively.

[9]

For the year ended April 30, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs, and liquidity and remarketing fees was 0.95%.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2014	39

Notes to Financial Statements (Unaudited)

1. Organization:

BlackRock MuniYield Fund, Inc. (“MYD”), BlackRock MuniYield Quality Fund, Inc. (“MQY”) and BlackRock MuniYield Quality Fund II, Inc. (“MQT”) (each , a “Fund”, and collectively the “Funds”) are registered under the 1940 Act, as non-diversified, closed-end management investment companies. The Funds are organized as Maryland corporations. The Boards of Directors of the Funds are collectively referred to throughout this report as the “Board of Directors” or the “Board,” and the directors thereof are collectively referred to throughout this report as “Directors.” The Funds determine and make available for publication the NAVs of their Common Shares on a daily basis.

2. Significant Accounting Policies:

The Funds’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Funds:

Valuation: The Funds’ investments are valued at fair value as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments at market value using independent dealers or pricing services under policies approved by the Board. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Fund, for all financial instruments.

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments. Financial futures contracts traded on exchanges are valued at their last sale price. Investments in open-end registered investment companies are valued at NAV each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

In the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Investments”). When determining the price for Fair Value Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement. The pricing of all Fair Value Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., financial futures contracts) or certain borrowings (e.g., TOBs) that would be “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid securities having a market value at least equal to the amount of the Fund’s future obligations under such investments or borrowings. Doing so allows the investment or borrowing to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

Distributions: Distributions from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Distributions to Preferred Shareholders are accrued and determined as described in Note 7.

Deferred Compensation Plan: Under the Deferred Compensation (the “Plan”) approved by each Fund’s Board, the independent Directors (“Independent Directors”) may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain other BlackRock Closed-End Funds selected by the Independent Directors. This has the same economic effect for the Independent Directors as if the Independent Directors had invested the deferred amounts directly in certain other BlackRock Closed-End Funds.

40	SEMI-ANNUAL REPORT	OCTOBER 31, 2014

Notes to Financial Statements (continued)

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Fund. Deferred compensation liabilities are included in officer’s and directors’ fees payable in the Statements of Assets and Liabilities and will remain as a liability of the Funds until such amounts are distributed in accordance with the Plan.

Recent Accounting Standard: In June 2014, the Financial Accounting Standards Board issued guidance to improve the financial reporting of reverse repurchase agreements and other similar transactions. The guidance will require expanded disclosure for entities that enter into reverse repurchase agreements and similar transactions accounted for as secured borrowings. It is effective for financial statements with fiscal years beginning on or after December 15, 2014 and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Funds’ financial statement disclosures.

Other: Expenses directly related to a Fund are charged to that Fund. Other operating expenses shared by several funds are prorated among those funds on the basis of relative net assets or other appropriate methods.

The Funds have an arrangement with the custodians whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statements of Operations. The custodians impose fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Securities and Other Investments:

Zero-Coupon Bonds: The Funds may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments.

Forward Commitments and When-Issued Delayed Delivery Securities: The Funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Funds may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Funds may be required to pay more at settlement than the security is worth. In addition, the Funds are not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Funds assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Funds’ maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions, which is shown in the Schedules of Investments.

Municipal Bonds Transferred to TOBs: The Funds leverage their assets through the use of TOBs. A TOB is a special purpose entity established by a third party sponsor, into which a fund, or an agent on behalf of a fund, transfers municipal bonds into a trust (“TOB Trust”). Other funds managed by the investment advisor may also contribute municipal bonds to a TOB into which a Fund has contributed bonds. A TOB typically issues two classes of beneficial interests: short-term floating rate certificates (“TOB Trust Certificates”), which are sold to third party investors, and residual certificates (“TOB Residuals”), which are generally issued to the participating funds that contributed the municipal bonds to the TOB Trust. If multiple funds participate in the same TOB, the rights and obligations under the TOB Residual will be shared among the funds ratably in proportion to their participation.

The TOB Residuals held by a Fund include the right of a Fund (1) to cause the holders of a proportional share of the TOB Trust Certificates to tender their certificates at par plus accrued interest upon the occurrence of certain mandatory tender events defined in the TOB agreements, and (2) to transfer, subject to a specified number of days’ prior notice, a corresponding share of the municipal bonds from the TOB to a Fund. The TOB may also be collapsed without the consent of a Fund, as the TOB Residual holder, upon the occurrence of certain termination events as defined in the TOB agreements. Such termination events may include the bankruptcy or default of the municipal bond, a substantial downgrade in credit quality of the municipal bond, the inability of the TOB to obtain renewal of the liquidity support agreement, a substantial decline in market value of the municipal bond and a judgment or ruling that interest on the municipal bond is subject to federal income taxation. Upon the occurrence of a termination event, the TOB would generally be liquidated in full with the proceeds typically applied first to any accrued fees owed to the trustee, remarketing agent and liquidity provider, and then to the holders of the TOB Trust Certificates up to par plus accrued interest owed on the TOB Trust Certificates, with the balance paid out to the TOB Residual holder. During the six month ended October 31, 2014, no TOBs in which the Funds participated were terminated without the consent of the Funds.

The cash received by the TOB from the sale of TOB Trust certificates, less transaction expenses, is paid to a Fund. The Fund typically invests the cash received in additional municipal bonds. Each Fund’s transfer of the municipal bonds to a TOB Trust is accounted for as a secured borrowing: therefore the municipal bonds deposited into a TOB are presented in the Funds’ Schedules of Investments and TOB Trust Certificates issued are shown in other liabilities in the Statements of Assets and Liabilities. The carrying amount of each Fund’s payable to the holder of the TOB Trust Certificates, as reported in Statements of Assets and Liabilities as TOB Trust Certificates, approximates its fair value.

The Funds may invest in TOBs on either a non-recourse or recourse basis. TOB Trusts are typically supported by a liquidity facility provided by a bank or other financial institution (the “Liquidity Provider”) that allows the holders of the TOB Trust Certificates to tender their certificates in exchange for payment from the Liquidity Provider of par plus accrued interest on any business day prior to the occurrence of the termination events described above. When a

SEMI-ANNUAL REPORT	OCTOBER 31, 2014	41

Notes to Financial Statements (continued)

Fund invests in TOBs on a non-recourse basis, and the Liquidity Provider is required to make a payment under the liquidity facility due to a termination event, the Liquidity Provider will typically liquidate all or a portion of the municipal securities held in the TOB Trust and then fund, on a net basis, the balance, if any, of the amount owed under the liquidity facility over the liquidation proceeds (the “Liquidation Shortfall”). If a Fund invests in a TOB on a recourse basis, the Fund will typically enter into a reimbursement agreement with the Liquidity Provider where the Fund is required to repay the Liquidity Provider the amount of any Liquidation Shortfall. As a result, a Fund investing in a recourse TOB will bear the risk of loss with respect to any Liquidation Shortfall. If multiple funds participate in any such TOB, these losses will be shared ratably, including the maximum potential amounts owed by the Funds at October 31, 2014, in proportion to their participation. The recourse TOB Trusts are identified in the Schedules of Investments, including the maximum potential amounts owed by the Funds at October 31, 2014.

Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by the Funds on an accrual basis. Interest expense incurred on the secured borrowing and other expenses related to remarketing, administration and trustee services to a TOB are shown as interest expense, fees and amortization of offering costs in the Statements of Operations. The TOB Trust Certificates have interest rates that generally reset weekly and their holders have the option to tender such certificates to the TOB for redemption at par at each reset date. At October 31, 2014, the aggregate value of the underlying municipal bonds transferred to TOBs, the related liability for TOB Trust Certificates and the range of interest rates on the liability for TOB Trust Certificates were as follows:

	Underlying Municipal Bonds Transferred to TOBs	Liability for TOB Trust Certificates	Range of Interest Rates
MYD	$304,911,166	$163,620,814	0.05% - 0.25%
MQY	$243,297,307	$119,588,686	0.05% - 0.33%
MQT	$152,558,019	$76,728,151	0.05% - 0.33%

For the six month ended October 31, 2014, the Funds’ average TOB Trust Certificates outstanding and the daily weighted average interest rate, including fees, were as follows:

	Average TOB Trust Certificates Outstanding	Daily Weighted Average Interest Rate
MYD	$165,433,816	0.60%
MQY	$118,512,463	0.64%
MQT	$75,221,807	0.63%

Should short-term interest rates rise, the Funds’ investments in TOBs may adversely affect the Funds’ net investment income and dividends to Common Shareholders. Also, fluctuations in the market value of municipal bonds deposited into the TOB Trust may adversely affect the Funds’ NAV per share.

4. Derivative Financial Instruments:

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to economically hedge their exposure to certain risks such as interest rate risk. These contracts may be transacted on an exchange.

Financial Futures Contracts: The Funds purchase and/or sell financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk). Financial futures contracts are agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date.

Upon entering into a financial futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Securities deposited as initial margin are designated on the Schedules of Investments and cash deposited, if any, is recorded on the Statements of Assets and Liabilities as cash pledged for financial futures contracts. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin. Variation margin is recorded by the Funds as unrealized appreciation or depreciation and, if applicable, as a receivable or payable for variation margin in the Statements of Assets and Liabilities.

When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest rates and the underlying assets.

42	SEMI-ANNUAL REPORT	OCTOBER 31, 2014

Notes to Financial Statements (continued)

The following is a summary of the Funds’ derivative financial instruments categorized by risk exposure:

Fair Values of Derivative Financial Instruments as of October 31, 2014
		Value
		Derivative Assets
	Statements of Assets and Liabilities Location	MYD	MQY	MQT
Interest rate contracts	Net unrealized appreciation[1]	$150,436	$331,228	$213,619

[1]

Includes cumulative appreciation/depreciation on financial futures contracts as reported in the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

The Effect of Derivative Financial Instruments in the Statements of Operations Six Month Ended October 31, 2014
	Net Realized Loss From			Net Change in Unrealized Appreciation/Depreciation on
	MYD	MQY	MQT	MYD	MQY	MQT
Interest rate contracts:
Financial futures contracts	$(2,337,505)	$(1,441,745)	$(838,931)	$391,390	$467,764	$269,211

For the six month ended October 31, 2014, the average quarterly balances of outstanding derivative financial instruments were as follows:

	MYD	MQY	MQT
Financial futures contracts:
Average number of contracts sold	560	299	193
Average notional value of contracts sold	$70,271,250	$37,519,828	$24,218,484

Counterparty Credit Risk: A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange-traded futures, with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

5. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

Each Fund entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Funds’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Fund’s portfolio and provides the necessary personnel, facilities, equipment, and certain other services necessary to the operations of each Fund. For such services, each Fund pays the Manager a monthly fee at an annual rate 0.50% of each Fund’s average daily net assets.

Average daily net assets are the average daily value of each Fund’s total assets minus its total accrued liabilities.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with each Fund’s investment in other affiliated investment companies, if any. These amounts are shown as fees waived by Manager in the Statements of Operations

Prior to July 1, 2014, BlackRock Investment Management, LLC (“BIM”), an affiliate of the Manager, served as a sub-advisor to each Fund pursuant to sub-advisory agreements with the Manager, and received for its services a monthly fee from the Manager at an annual rate equal to a percentage of the investment advisory fees paid by each Fund to the Manager under the Investment Advisory Agreement. Effective July 1, 2014, the sub-advisory agreements between the Manager and BIM, with respect to each Fund, expired.

Certain officers and/or Directors of the Funds are officers and/or directors of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Funds’ Chief Compliance Officer, which is included in Officer and Directors in the Statements of Operations.

SEMI-ANNUAL REPORT	OCTOBER 31, 2014	43

Notes to Financial Statements (continued)

6. Purchases and Sales:

For the six months ended October 31, 2014, purchases and sales of investments excluding short-term securities were as follows:

	MYD	MQY	MQT
Purchases	$50,634,796	$42,403,044	$39,190,083
Sales	$68,092,472	$43,123,832	$37,835,098

7. Income Tax Information:

It is the Funds’ policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

The Funds file U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Funds’ U.S. federal tax returns remains open for each of the four years ended April 30, 2014. The statutes of limitations on the Funds’ state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds’ facts and circumstances and does not believe there are any uncertain tax positions that require recognition of a tax liability.

As of April 30, 2014, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires April 30,	MYD	MQY	MQT
2016	$11,743,926	—	—
2017	4,065,755	—	$2,624,082
2018	1,196,450	—	66,689
2019	479,687	—	1,774,764
No expiration date1	6,270,025	$4,521,614	2,638,369

Total	$23,755,843	$4,521,614	$7,103,904

[1]	Must be utilized prior to losses subject to expiration.

As of October 31, 2014, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

	MYD	MQY	MQT
Tax cost	$877,100,114	$602,168,553	$393,130,950

Gross unrealized appreciation	$111,173,743	$72,613,835	$45,993,778
Gross unrealized depreciation	(6,201,776)	(1,800,091)	(2,542,851)

Net unrealized appreciation	$104,971,967	$70,813,744	$43,450,927

8. Principal Risks:

Each Fund invests a substantial amount of their assets in issuers located in a single state or limited number of states. Please see the Schedules of Investments for concentrations in specific states or U.S. territories.

Many municipalities insure repayment of their bonds, which may reduce the potential for loss due to credit risk. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity with which the Funds have unsettled or open transactions may fail to or be unable to perform on its commitments. The Funds manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

The Funds invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. See the Schedules of Investments for these securities and/or derivatives. Changes in market interest rates or economic conditions, may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Funds may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

44	SEMI-ANNUAL REPORT	OCTOBER 31, 2014

Notes to Financial Statements (continued)

As of October 31, 2014, MYD invested a significant portion of its assets in securities in the transportation and health sectors. MQY and MQT invested a significant portion of their assets in securities in the county/city/special district/school district and transportation sectors. Changes in economic conditions affecting such sectors would have a greater impact on the Funds and could affect the value, income and/or liquidity of positions in such securities.

The Funds may hold a significant amount of bonds subject to calls by the issuers at defined dates and prices. When bonds are called by issuers and the Funds reinvest the proceeds received, such investments may be in securities with lower yields than the bonds originally held, and correspondingly, could adversely impact the yield and total return performance of a fund.

On December 10, 2013, regulators published final rules implementing section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Volcker Rule”), which prohibit banking entities from engaging in proprietary trading of certain instruments and limit such entities’ investments in, and relationships with, “covered funds,” as defined in the rules. Banking entities subject to the Volcker Rule are required to fully comply by July 21, 2015 and recently has been extended for certain covered funds. The Volcker Rule may preclude banking entities and their affiliates from (i) sponsoring TOB trust programs (as such programs are presently structured) and (ii) continuing relationships with or services for existing TOB trust programs. As a result, TOB trusts may need to be restructured or unwound. There can be no assurances that TOB trusts can be restructured, that new sponsors of TOB trusts will develop, or that alternative forms of leverage will be available to the Funds. Any alternative forms of leverage may be more or less advantageous to the Funds than existing TOB leverage.

TOB transactions constitute an important component of the municipal bond market. Accordingly, implementation of the Volcker Rule may adversely impact the municipal market, including through reduced demand for and liquidity of municipal bonds and increased financing costs for municipal issuers. Any such developments could adversely affect the Funds. The ultimate impact of these rules on the TOB market and the overall municipal market is not yet certain.

9. Capital Share Transactions:

Each Fund is authorized to issue 200 million shares, all of which were initially classified as Common Shares. The par value for each Fund’s Common Shares is $0.10. The par value for each Fund’s Preferred Shares outstanding is $0.10. The Board is authorized, however, to reclassify any unissued Common Shares to Preferred Shares without approval of Common Shareholders.

Common Shares

For the periods shown, shares issued and outstanding increased by the following amounts as a result of dividend reinvestment:

	MYD	MQY
Six Months Ended October 31, 2014	—	—
Year Ended April 30, 2014	69,582	26,017

Shares issued and outstanding remained constant for MQT for the six months ended October 31, 2014 and year ended April 30. 2014.

Preferred Shares

Each Fund’s Preferred Shares rank prior to the Fund’s Common Shares as to the payment of dividends by the Fund and distribution of assets upon dissolution or liquidation of the Fund. The 1940 Act prohibits the declaration of any dividend on the Fund’s Common Shares or the repurchase of the Fund’s Common Shares if the Fund fails to maintain the asset coverage of at least 200% of the liquidation preference of the outstanding Preferred Shares. In addition, pursuant to the Preferred Shares’ governing instruments, the Fund is restricted from declaring and paying dividends on classes of shares ranking junior to or on parity with the Preferred Shares or repurchasing such shares if the Fund fails to declare and pay dividends on the Preferred Shares, redeem any Preferred Shares required to be redeemed under the Preferred Shares’ governing instruments or comply with the basic maintenance amount requirement of the agencies rating the Preferred Shares.

The holders of Preferred Shares have voting rights equal to the holders of Common Shares (one vote per share) and will vote together with holders of Common Shares (one vote per share) as a single class. However, the holders of Preferred Shares, voting as a separate class, are also entitled to elect two Directors for each Fund. In addition, the 1940 Act requires that along with approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding Preferred Shares, voting separately as a class would be required to (a) adopt any plan of reorganization that would adversely affect the Preferred Shares, (b) change a Fund’s sub-classification as a closed-end investment company or change its fundamental investment restrictions or (c) change its business so as to cease to be an investment company.

VRDP Shares

MYD and MQY (collectively, the “VRDP Funds”), have issued Series W-7 VRDP Shares, $100,000 liquidation value per share, in a privately negotiated offering. The VRDP Shares were offered to qualified institutional buyers as defined pursuant to Rule 144A under the Securities Act of 1933, as amended, (the “Securities Act”) and include a liquidity feature, pursuant to a liquidity requirement, that allows the holders of VRDP Shares to have their shares purchased by the liquidity provider in the event of a failed remarketing. The VRDP Funds are required to redeem the VRDP Shares owned by the liquidity provider after six months of continuous, unsuccessful remarketing. Upon the occurrence of the first unsuccessful remarketing, the VRDP Funds are required to segregate liquid assets to fund the redemption. The VRDP Shares are subject to certain restrictions on transfer.

SEMI-ANNUAL REPORT	OCTOBER 31, 2014	45

Notes to Financial Statements (continued)

The VRDP Shares outstanding as of the six months ended October 31, 2014 were as follows:

	Issue Date	Shares Issued	Aggregate Principal	Maturity Date
MYD	6/30/11	2,514	$251,400,000	7/01/41
MQY	9/15/11	1,766	$176,600,000	10/01/41

The VRDP Funds entered into a fee agreement with the liquidity provider that may require a per annum liquidity fee payable to the liquidity provider. These fees, if applicable, are shown as liquidity fees in the Statements of Operations.

The fee agreement between MYD and the liquidity provider is for a 3 year term and is scheduled to expire on April 19, 2017 unless renewed or terminated in advance. The fee agreement between the MQY and the liquidity provider is scheduled to expire on June 4, 2015 unless renewed or terminated in advance.

In the event the fee agreement is not renewed or is terminated in advance, and the VRDP Funds do not enter into a fee agreement with an alternate liquidity provider, the VRDP Shares will be subject to mandatory purchase by the liquidity provider prior to the termination of the fee agreement. The VRDP Funds are required to redeem any VRDP Shares purchased by the liquidity provider six months after the purchase date. Immediately after the purchase of any VRDP Shares by the liquidity provider, the VRDP Funds are required to begin to segregate liquid assets with the VRDP Fund’s custodian to fund the redemption. There is no assurance the VRDP Funds will replace such redeemed VRDP Shares with any other preferred shares or other form of leverage.

Each VRDP Fund is required to redeem its VRDP Shares on the maturity date, unless earlier redeemed or repurchased. Six months prior to the maturity date, each VRDP Fund is required to begin to segregate liquid assets with the Fund’s custodian to fund the redemption. In addition, the VRDP Funds are required to redeem certain of their outstanding VRDP Shares if their fail to maintain certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, the VRDP Shares may be redeemed, in whole or in part, at any time at the option of the VRDP Funds. The redemption price per VRDP Share is equal to the liquidation value per share plus any outstanding unpaid dividends.

Dividends on the VRDP Shares are payable monthly at a variable rate set weekly by the remarketing agent. Such dividend rates are generally based upon a spread over a base rate and cannot exceed a maximum rate. In the event of a failed remarketing, the dividend rate of the VRDP Shares will be reset to a maximum rate. The maximum rate is determined based on, among other things, the long-term preferred share rating assigned to the VRDP Shares and the length of time that the VRDP Shares fail to be remarketed. At the date of issuance, the VRDP Shares were assigned a long-term rating of Aaa from Moody’s and AAA from Fitch. Subsequent to the issuance of the VRDP Shares, Moody’s completed a review of its methodology for rating securities issued by registered closed-end funds. As of October 31, 2014 the VRDP Shares were assigned a long-term rating of Aa1 from Moody’s under its new ratings methodology. The VRDP Shares continue to be assigned a long-term rating of AAA from Fitch.

For financial reporting purposes, the VRDP Shares are considered debt of the issuer; therefore, the liquidation value, which approximates fair value, of the VRDP Shares is recorded as a liability in the Statements of Assets and Liabilities. Unpaid dividends are included in interest expense and fees payable in the Statements of Assets and Liabilities, and the dividends accrued and paid on the VRDP Shares are included as a component of interest expense, fees and amortization of offering costs in the Statements of Operations. The VRDP Shares are treated as equity for tax purposes. Dividends paid to holders of the VRDP Shares are generally classified as tax-exempt income for tax-reporting purposes.

The VRDP Funds may incur remarketing fees of 0.10% on the aggregate principal amount of all the VRDP Shares, which, if any, are included in remarketing fees on Preferred Shares in the Statements of Operations. All of MYD and MQY’s VRDP Shares that were tendered for remarketing during the six months ended October 31, 2014 were successfully remarketed.

The annualized dividend rates for the VRDP Shares for the six months ended October 31, 2014 were as follows:

	MYD	MQY
Rate	0.93%	0.14%

On April 17, 2014, MYD commenced a three-year term ending April 19, 2017 (“special rate period”) with respect to its VRDP Shares. The implementation of the special rate period resulted in a mandatory tender of the VRDP Shares prior to commencement of the special rate period. The mandatory tender event was not the result of a failed remarketing. The liquidity and fee agreements remain in effect for the duration of the special rate period and the VRDP shares are still subject to mandatory redemption by the VRDP Funds on maturity date. The VRDP Shares will not be remarketed or subject to optional or mandatory tender events during such time. During the special rate period, MYD is required to maintain the same asset coverage, basic maintenance amount and leverage requirements for the VRDP Shares. MYD will pay nominal liquidity and remarketing fees at an annual rate of 0.01% during the special rate period. During the special rate period, MYD will pay dividends monthly based on the sum of Security Industry and Financial Markets Association (“SIFMA”) Municipal Swap Index and a percentage per annum based on the long-term ratings assigned to the VRDP Shares. The short-term ratings were withdrawn by Moody’s, Fitch and/or S&P. Short-term ratings may be re-assigned upon the termination of the special rate period when the VRDP Shares revert back to remarketable securities.

46	SEMI-ANNUAL REPORT	OCTOBER 31, 2014

Notes to Financial Statements (continued)

If MYD redeems the VRDP Shares on a date that is one year or more before the end of the special rate period and the VRDP Shares are rated above A1/A by Moody’s and Fitch respectively, then such redemption is subject to a redemption premium payable to the holder of the VRDP Shares based on the time remaining in the special rate period, subject to certain exceptions for redemptions that are required to maintain minimum asset coverage requirements. After April 19, 2017, the holder of the VRDP Shares and MYD may mutually agree to extend the special rate period. If the special rate period is not extended, the VRDP Shares will revert back to remarketable securities and will be remarketed and available for purchase by qualified institutional investors.

VRDP Shares issued and outstanding remained constant for the six months ended October 31, 2014.

VMTP Shares

MQT issued Series W-7 VMTP Shares, $100,000 liquidation value per share, in a privately negotiated offering and sale of VMTP Shares exempt from registration under the Securities Act.

The VMTP Shares outstanding as of October 31, 2014 were as follows:

	Issue Date	Shares Issued	Aggregate Principal	Term Date
MQT	12/16/11	1,165	116,500,000	12/31/15

MQT is required to redeem its VMTP Shares on the term date, unless earlier redeemed or repurchased or unless extended. During the period, the term date of the VMTP Shares was extended until December 31, 2015. There is no assurance that the term of MQT’s VMTP Shares will be extended or that MQT’s VMTP Shares will be replaced with any other preferred shares or other form of leverage upon the redemption or repurchase of the VMTP Shares. Six months prior to term date, MQT is required to begin to segregate liquid assets with its custodian to fund the redemption. In addition, MQT is required to redeem certain of its outstanding VMTP Shares if it fails to maintain certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, MQT’s VMTP Shares may be redeemed, in whole or in part, at any time at the option of MQT. The redemption price per VMTP Share is equal to the liquidation value per share plus any outstanding unpaid dividends and applicable redemption premium. If MQT redeems the VMTP Shares on a date that is one year or more prior to the term date and the VMTP Shares are rated above A1/A+ by Moody’s and Fitch, respectively, then such redemption is subject to a prescribed redemption premium (up to 3% of the liquidation preference) payable to the holder of the VMTP Shares based on the time remaining to the term date, subject to certain exceptions for redemptions that are required to maintain minimum asset coverage requirements. The VMTP Shares are subject to certain restrictions on transfer, and MQT may also be required to register the VMTP Shares for sale under the Securities Act under certain circumstances. In addition, amendments to the VMTP governing document generally require the consent of the holders of VMTP Shares.

Dividends on the VMTP Shares are declared daily and payable monthly at a variable rate set weekly at a fixed rate spread to the SIFMA Municipal Swap Index. The fixed spread is determined based on the long-term preferred share rating assigned to the VMTP Shares by Moody’s and Fitch. At the date of issuance, the VMTP Shares were assigned long-term ratings of Aaa from Moody’s and AAA from Fitch.

As of October 31, 2014, the VMTP Shares were assigned a long-term rating of Aa1 from Moody’s under its new rating methodology. The VMTP Shares continue to be assigned a long-term rating of AAA from Fitch. The dividend rate on the VMTP Shares is subject to a step-up spread if MQT fails to comply with certain provisions, including, among other things, the timely payment of dividends, redemptions or gross-up payments, and maintaining certain asset coverage and leverage requirements.

The average annualized dividend rates for the VMTP Shares for the six months ended October 31, 2014 were as follows:

MQT
Rate	1.05%

For financial reporting purposes, the VMTP Shares are considered debt of the issuer; therefore the liquidation value, which approximates fair value, of the VMTP Shares is recorded as a liability in the Statements of Assets and Liabilities. Unpaid dividends are included in interest expense and fees payable in the Statements of Assets and Liabilities, and the dividends accrued and paid on the VMTP Shares are included as a component of interest expense, fees and amortization of offering costs in the Statements of Operations. The VMTP Shares are treated as equity for tax purposes. Dividends paid to holders of the VMTP Shares are generally classified as tax-exempt income for tax-reporting purposes.

VMTP Shares issued and outstanding remained constant for the six months ended October 31, 2014.

Offering Costs: The Funds incurred costs in connection with the issuance of VRDP Shares and/or VMTP Shares. For VRDP Shares, these costs were recorded as a deferred charge and will be amortized over the 30-year life of the VRDP Shares with the exception of upfront fees paid to the liquidity provider which were amortized over the life of the liquidity agreement. For VMTP Shares, these costs were recorded as a deferred charge and will be amortized over the 3-year life of the VMTP Shares. Amortization of these costs is included in interest expense, fees and amortization of offering costs in the Statements of Operations.

SEMI-ANNUAL REPORT	OCTOBER 31, 2014	47

Notes to Financial Statements (concluded)

10. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were issued and the following items were noted:

Each Fund paid a net investment income dividend on December 1, 2014 to Common Shareholders of record on November 14, 2014 as follows:

Common Dividend Per Share
MYD	$0.0805
MQY	$0.0800
MQT	$0.0705

Additionally, the Funds declared a net investment income dividend on December 1, 2014 payable to Common Shareholders of record on December 12, 2014 for the same amounts noted above.

The dividends declared on Preferred Shares for the period November 1, 2014 to November 30, 2014 were as follows:

	Series	Dividends Declared
MYD VRDP Shares	W-7	$191,410
MQY VRDP Shares	W-7	$19,789
MQT VMTP Shares	W-7	$100,190

48	SEMI-ANNUAL REPORT	OCTOBER 31, 2014

Disclosure of Investment Advisory Agreements

The Board of Directors (each, a “Board,” collectively, the “Boards,” and the members of which are referred to as “Board Members”) of BlackRock MuniYield Fund, Inc. (“MYD”), BlackRock MuniYield Quality Fund, Inc. (“MQY”) and BlackRock MuniYield Quality Fund II, Inc. (“MQT,” and together with MYD and MQY, each a “Fund,” and, collectively, the “Funds”) met in person on May 9, 2014 (the “May Meeting”) and June 5-6, 2014 (the “June Meeting”) to consider the approval of each Fund’s investment advisory agreement (each, an “Advisory Agreement,” and, collectively, the “Advisory Agreements”) with BlackRock Advisors, LLC (the “Manager”), each Fund’s investment advisor. At the June Meeting, it was noted that the sub-advisory agreement among the Manager, BlackRock Investment Management, LLC and each Fund would expire effective July 1, 2014. It was also noted that the non-renewal of each Fund’s sub-advisory agreement would not result in any change in the nature or quality of services provided to such Fund, or in the portfolio management team that serves such Fund. The Manager is referred to herein as “BlackRock.”

Activities and Composition of the Board

Each Board consists of eleven individuals, nine of whom are not “interested persons” of such Fund as defined in the Investment Company Act of 1940 (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Funds and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chairman of each Board is an Independent Board Member. Each Board has established six standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee, an Executive Committee, and a Leverage Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee and the Leverage Committee, each of which also has one interested Board Member).

The Advisory Agreements

Pursuant to the 1940 Act, each Board is required to consider the continuation of its Advisory Agreement on an annual basis. The Boards have four quarterly meetings per year, each extending over two days, and a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Advisory Agreements. In connection with this process, the Boards assessed, among other things, the nature, scope and quality of the services provided to the Funds by BlackRock, its personnel and its affiliates, including, as applicable, investment management, administrative, and shareholder services; oversight of fund service providers; marketing services; risk oversight; compliance and assistance in meeting applicable legal and regulatory requirements.

The Boards, acting directly and through their respective committees, consider at each of their meetings, and from time to time as appropriate, factors that are relevant to their annual consideration of the renewal of the Advisory Agreements, including the services and support provided by BlackRock to the Funds and their shareholders. Among the matters the Boards considered were: (a) investment performance for one-year, three-year, five-year and/or since inception periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management’s and portfolio managers’ analysis of the reasons for any over-performance or underperformance against their peers and/or benchmark, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Funds for services such as call center; (c) Fund operating expenses and how BlackRock allocates expenses to the Funds; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Funds’ investment objective, policies and restrictions, and meeting new regulatory requirements; (e) the Funds’ compliance with their Code of Ethics and other compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Boards; (i) execution quality of portfolio transactions; (j) BlackRock’s implementation of the Funds’ valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment objectives across the open-end fund, closed-end fund and institutional account product channels, as applicable; (l) BlackRock’s compensation methodology for its investment professionals and the incentives it creates; and (m) periodic updates on BlackRock’s business.

The Boards have engaged in an ongoing strategic review with BlackRock of opportunities to consolidate funds and of BlackRock’s commitment to investment performance. BlackRock also furnished information to the Boards in response to specific questions. These questions covered issues such as: BlackRock’s profitability; investment performance; subadvisory and advisory relationships with other clients (including mutual funds sponsored by third parties); investment professional investment in funds they manage; and management fee levels and breakpoints. The Boards further discussed with BlackRock: BlackRock’s management structure; portfolio turnover; BlackRock’s portfolio manager compensation and performance accountability; marketing support for the Funds; services provided to the Funds by BlackRock affiliates; and BlackRock’s oversight of relationships with third party service providers.

The Board of each Fund considered BlackRock’s efforts during the past year with regard to refinancing outstanding AMPS, as well as ongoing time and resources devoted to other forms of preferred shares and alternative leverage. As of the date of this report, each Fund has redeemed 100% of its outstanding AMPS.

Board Considerations in Approving the Advisory Agreements

The Approval Process: Prior to the May Meeting, the Boards requested and received materials specifically relating to the Advisory Agreements. The Boards are continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist their deliberations. The materials provided in connection with the May Meeting included (a) information independently compiled and prepared

SEMI-ANNUAL REPORT	OCTOBER 31, 2014	49

Disclosure of Investment Advisory Agreements (continued)

by Lipper, Inc. (“Lipper”) on Fund fees and expenses as compared with a peer group of funds as determined by Lipper (“Expense Peers”) and the investment performance of the Funds as compared with a peer group of funds as determined by Lipper1 and a customized peer group selected by BlackRock; (b) information on the profits realized by BlackRock and its affiliates pursuant to the Advisory Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees charged to other clients, such as institutional clients and open-end funds, under similar investment mandates, as applicable; (d) review of non-management fees; (e) the existence, impact and sharing of potential economies of scale; (f) a summary of aggregate amounts paid by each Fund to BlackRock and (g) if applicable, a comparison of management fees to similar BlackRock closed-end funds, as classified by Lipper.

At the May Meeting, the Boards reviewed materials relating to their consideration of the Advisory Agreements. As a result of the discussions that occurred during the May Meeting, and as a culmination of the Boards’ year-long deliberative process, the Boards presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the June Meeting.

At the June Meeting, each Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and its Fund for a one-year term ending June 30, 2015. In approving the continuation of the Advisory Agreements, the Boards considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Funds and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Funds; (d) the Funds’ costs to investors compared to the costs of Expense Peers and performance compared to the relevant performance comparison as previously discussed; (e) economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of its relationship with the Funds; and (g) other factors deemed relevant by the Board Members.

The Boards also considered other matters they deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to securities lending, services related to the valuation and pricing of Fund portfolio holdings, direct and indirect benefits to BlackRock and its affiliates from their relationship with the Funds and advice from independent legal counsel with respect to the review process and materials submitted for the Boards’ review. The Boards noted the willingness of BlackRock personnel to engage in open, candid discussions with the Boards. The Boards did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Boards, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Funds. Throughout the year, each Board compared its Fund’s performance to the performance of a comparable group of closed-end funds and/or the performance of a relevant benchmark, as applicable. The Boards met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. Each Board also reviewed the materials provided by its Fund’s portfolio management team discussing the Fund’s performance and the Fund’s investment objective, strategies and outlook.

Each Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and its Fund’s portfolio management team; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. Each Board engaged in a review of BlackRock’s compensation structure with respect to its Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to advisory services, the Boards considered the quality of the administrative and other non-investment advisory services provided to the Funds. BlackRock and its affiliates provide the Funds with certain services (in addition to any such services provided to the Funds by third parties) and officers and other personnel as are necessary for the operations of the Funds. In particular, BlackRock and its affiliates provide the Funds with the following administrative services including, among others: (i) preparing disclosure documents, such as the prospectus and the statement of additional information in connection with the initial public offering, and periodic shareholder reports; (ii) preparing communications with analysts to support secondary market trading of the Funds; (iii) oversight of daily accounting and pricing; (iv) preparing periodic filings with regulators and stock exchanges; (v) overseeing and coordinating the activities of other service providers; (vi) organizing Board meetings and preparing the materials for such Board meetings; (vii) providing legal and compliance support; (viii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger or consolidation of certain closed-end funds; and (ix) performing other administrative functions necessary for the operation of the Funds, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Boards reviewed the structure and duties of BlackRock’s fund administration, shareholder services, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Funds and BlackRock: Each Board, including the Independent Board Members, also reviewed and considered the performance history of its Fund. In preparation for the May Meeting, the Boards worked with their independent legal counsel, BlackRock and Lipper to develop a template for, and were provided with reports independently prepared by Lipper, which included a comprehensive analysis of each Fund’s performance. The Boards also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors

[1]	Funds are ranked by Lipper in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable.

50	SEMI-ANNUAL REPORT	OCTOBER 31, 2014

Disclosure of Investment Advisory Agreements (continued)

that affect Lipper’s rankings. In connection with its review, each Board received and reviewed information regarding the investment performance, based on net asset value (NAV), of its Fund as compared to other funds in that Fund’s applicable Lipper category and the customized peer group selected by BlackRock. The Boards were provided with a description of the methodology used by Lipper to select peer funds and periodically meets with Lipper representatives to review its methodology. Each Board and its Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of its Fund throughout the year.

The Board of MYD noted that for each of the one-, three- and five-year periods reported, MYD ranked in the second quartile against its Customized Lipper Peer Group Composite.

The Board of MQY noted that for the one-, three- and five-year periods reported, MQY ranked in the first, second and second quartiles, respectively, against its Customized Lipper Peer Group Composite.

The Board of MQT noted that for each of the one-, three- and five-year periods reported, MQT ranked in the first quartile against its Customized Lipper Peer Group Composite.

BlackRock believes that the Customized Lipper Peer Group Composite is an appropriate performance metric for each Fund in that it measures a blend of total return and yield.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Funds: Each Board, including the Independent Board Members, reviewed its Fund’s contractual management fee rate compared with the other funds in its Lipper category. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. Each Board also compared its Fund’s total expense ratio, as well as its actual management fee rate, to those of other funds in its Lipper category. The total expense ratio represents a fund’s total net operating expenses, excluding any investment related expenses. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. The Boards considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts.

The Boards received and reviewed statements relating to BlackRock’s financial condition. Each Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to its Fund. Each Board reviewed BlackRock’s profitability with respect to its Fund and other funds the Board currently oversees for the year ended December 31, 2013 compared to available aggregate profitability data provided for the prior two years. The Boards reviewed BlackRock’s profitability with respect to certain other fund complexes managed by the Manager and/or its affiliates. The Boards reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Boards recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, calculating and comparing profitability at individual fund levels is difficult.

The Boards noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Boards reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Boards considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, each Board considered the cost of the services provided to its Fund by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management of its Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, each Board reviewed BlackRock’s methodology in allocating its costs to the management of its Fund. Each Board also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Advisory Agreement for its Fund and to continue to provide the high quality of services that is expected by the Board. The Boards further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk and liability profile in servicing the Funds in contrast to what is required of BlackRock with respect to other products with similar investment objectives across the open-end fund, ETF, closed-end fund and institutional account product channels, as applicable.

The Board of MYD noted that MYD’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the second quartile, relative to MYD’s Expense Peers.

The Board of MQY noted that MQY’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the third quartile, relative to the Expense Peers. The Board determined that MQY’s actual management fee rate was appropriate in light of the median actual management fee rate paid by MQY’s Expense Peers.

The Board of MQT noted that MQT’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio ranked in the second and first quartiles, respectively, relative to MQT’s Expense Peers.

SEMI-ANNUAL REPORT	OCTOBER 31, 2014	51

Disclosure of Investment Advisory Agreements (concluded)

D. Economies of Scale: Each Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of its Fund increase. Each Board also considered the extent to which its Fund benefits from such economies and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Fund to participate in these economies of scale, for example through the use of breakpoints in the advisory fee based upon the asset level of the Fund.

Based on the Boards’ review and consideration of the issue, the Boards concluded that most closed-end funds do not have fund level breakpoints because closed-end funds generally do not experience substantial growth after the initial public offering. They are typically priced at scale at a fund’s inception.

E. Other Factors Deemed Relevant by the Board Members: Each Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with its Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Fund, including securities lending and cash management services. The Boards also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Boards also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Boards further noted that it had considered the investment by BlackRock’s funds in exchange traded funds (i.e., ETFs) without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Advisory Agreements, the Boards also received information regarding BlackRock’s brokerage and soft dollar practices. The Boards received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

Each Board noted the competitive nature of the closed-end fund marketplace, and that shareholders are able to sell their Fund shares in the secondary market if they believe that their Fund’s fees and expenses are too high or if they are dissatisfied with the performance of their Fund.

The Boards also considered the various notable initiatives and projects BlackRock performed in connection with its closed-end fund product line. These initiatives included completion of the refinancing of auction rate preferred securities; developing equity shelf programs; efforts to eliminate product overlap with fund mergers; ongoing services to manage leverage that has become increasingly complex; share repurchases and other support initiatives for certain BlackRock funds; and continued communications efforts with shareholders, fund analysts and financial advisers. With respect to the latter, the Independent Board Members noted BlackRock’s continued commitment to supporting the secondary market for the common shares of its closed-end funds through a comprehensive secondary market communication program designed to raise investor and analyst awareness and understanding of closed-end funds. BlackRock’s support services included, among other things: continuing communications concerning the refinancing efforts related to auction rate preferred securities; sponsoring and participating in conferences; communicating with closed-end fund analysts covering the BlackRock funds throughout the year; providing marketing and product updates for the closed-end funds; and maintaining and enhancing its closed-end fund website.

Conclusion

Each Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and its Fund for a one-year term ending June 30, 2015. Based upon its evaluation of all of the aforementioned factors in their totality, each Board, including the Independent Board Members, were satisfied that the terms of the Advisory Agreement were fair and reasonable and in the best interest of its Fund and its shareholders. In arriving at its decision to approve the Advisory Agreement for its Fund, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Funds reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

52	SEMI-ANNUAL REPORT	OCTOBER 31, 2014

Officers and Directors

Richard E. Cavanagh, Chairman of the Board and Director

Karen P. Robards, Vice Chairperson of the Board, Chairperson of the Audit Committee and Director

Paul L. Audet, Director

Michael J. Castellano, Director and Member of the Audit Committee

Frank J. Fabozzi, Director and Member of the Audit Committee

Kathleen F. Feldstein, Director

James T. Flynn, Director and Member of the Audit Committee

Henry Gabbay, Director

Jerrold B. Harris, Director

R. Glenn Hubbard, Director

W. Carl Kester, Director and Member of the Audit Committee

John M. Perlowski, President and Chief Executive Officer

Robert W. Crothers Vice President

Neal Andrews, Chief Financial Officer

Jay Fife, Treasurer

Charles Park, Chief Compliance Officer and Anti-Money Laundering Officer

Janey Ahn, Secretary

Effective September 19, 2014, Brendan Kyne resigned as a Vice President of the Funds.

Investment Advisor BlackRock Advisors, LLC Wilmington, DE 19809	Custodians The Bank of New York Mellon[1] New York, NY 10286 State Street Bank and Trust Company[2] Boston, MA 02110	VRDP Tender and Paying Agent and VMTP Redemption and Paying Agent The Bank of New York Mellon New York, NY 10289	VRDP Liquidity Providers Bank of America, N.A.[3] New York, NY 10036 Barclays Bank PLC[2] New York, NY 10019	Independent Registered Public Accounting Firm Deloitte & Touche LLP Boston, MA 02116	Address of the Funds 100 Bellevue Parkway Wilmington, DE 19809

Transfer Agent Computershare Trust Company, N.A. Canton, MA 02021	VRDP Remarketing Agents Merrill Lynch, Pierce, Fenner & Smith Incorporated[3] New York, NY 10036 Barclays Capital Inc.[2] New York, NY 10019	Accounting Agent State Street Bank and Trust Company Boston, MA 02110	Legal Counsel Skadden, Arps, Slate, Meagher & Flom LLP New York, NY 10036

[1]	For MYD and MQT.

[2]	For MQY.

[3]	For MYD.

SEMI-ANNUAL REPORT	OCTOBER 31, 2014	53

Additional Information

Proxy Results

The Annual Meeting of Shareholders was held on July 30, 2014 for shareholders of record on June 3, 2014, to elect director nominees for each Fund. There were no broker non-votes with regard to any of the Funds.

Each Fund, approved the Directors as follows:

	Paul L. Audet			Michael J. Castellano			Richard E. Cavanagh
	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain
MYD	41,623,358	1,610,247	0	41,670,936	1,562,669	0	41,611,362	1,622,243	0
MQY	28,795,566	606,994	0	28,876,427	526,133	0	28,902,094	500,466	0
MQT	19,309,587	393,320	0	19,306,960	395,947	0	19,344,680	358,227	0
	Frank J. Fabozzi¹			Kathleen F. Feldstein			James T. Flynn
	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain
MYD	2,514	0	0	41,589,831	1,643,774	0	41,909,032	1,324,573	0
MQY	1,396	0	0	28,788,663	613,897	0	28,821,334	581,226	0
MQT	1,165	0	0	19,188,279	514,628	0	19,327,591	375,316	0
	Henry Gabbay			Jerrold B. Harris			R. Glenn Hubbard
	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain
MYD	41,805,858	1,427,747	0	41,651,093	1,582,512	0	41,784,924	1,448,681	0
MQY	28,868,800	533,760	0	28,855,228	547,332	0	28,861,296	541,264	0
MQT	19,335,845	367,062	0	19,162,799	540,108	0	19,314,740	388,167	0
	W. Carl Kester¹			Karen P. Robards
	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain
MYD	2,514	0	0	41,539,842	1,693,763	0
MQY	1,396	0	0	28,921,856	480,704	0
MQT	1,165	0	0	19,308,700	394,207	0

¹	Voted on by holders of preferred shares only.

Fund Certification

The Funds are listed for trading on the NYSE and have filed with the NYSE their annual chief executive officer certification regarding compliance with the NYSE’s listing standards. Each Fund filed with the SEC the certification of its chief executive officer and chief financial officer required by section 302 of the Sarbanes-Oxley Act.

Dividend Policy

Each Fund’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of distributions, the Funds may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the distributions paid by the Funds for any particular month may be more or less than the amount of net investment income earned by the Funds during such month. The Funds’ current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets and Liabilities, which comprises part of the financial information included in this report.

54	SEMI-ANNUAL REPORT	OCTOBER 31, 2014

Additional Information (continued)

General Information

The Funds do not make available copies of their Statements of Additional Information because the Funds’ shares are not continuously offered, which means that the Statement of Additional Information of each Fund has not been updated after completion of the respective Fund’s offerings and the information contained in each Fund’s Statement of Additional Information may have become outdated.

During the period, there were no material changes in the Funds’ investment objectives or policies or to the Funds’ charters or by-laws that would delay or prevent a change of control of the Funds that were not approved by the shareholders or in the principal risk factors associated with investment in the Funds. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Funds’ portfolio.

Quarterly performance, semi-annual and annual reports and other information regarding the Funds may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

Electronic Delivery

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports by enrolling in the electronic delivery program. Electronic copies of shareholder reports are available on BlackRock’s website.

To enroll in electronic delivery:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Householding

The Funds will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call (800) 882-0052.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 882-0052.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 882-0052; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http:// www.blackrock.com or by calling (800) 882-0052 and (2) on the SEC’s website at http://www.sec.gov.

Availability of Fund Updates

BlackRock will update performance and certain other data for the Funds on a monthly basis on its website in the “Closed-end Funds” section of http://www.blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to periodically check the website for updated performance information and the release of other material information about the Funds. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Funds and does not, and is not intended to incorporate BlackRock’s website in this report.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

SEMI-ANNUAL REPORT	OCTOBER 31, 2014	55

Additional Information (concluded)

BlackRock Privacy Principles (concluded)

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

56	SEMI-ANNUAL REPORT	OCTOBER 31, 2014

This report is intended for existing shareholders. It is not a prospectus. Past performance results shown in this report should not be considered are presentation of future performance. The Funds have leveraged their Common Shares, which creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares, and the risk that fluctuations in the short-term rates may reduce the Common Shares’ yield. Statements and other information herein are as dated and are subject to change.

MYQII-10/14-SAR

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrants – Not Applicable to this semi-annual report

Item 6 –	Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable to this semi-annual report

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies
(a)	Not Applicable to this semi-annual report
(b)	As of the date of this filing, there have been no changes in any of the portfolio managers identified in the most recent annual report on Form N-CSR.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) – Certifications – Attached hereto

2

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock MuniYield Quality Fund, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock MuniYield Quality Fund, Inc.

Date: January 2, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock MuniYield Quality Fund, Inc.

Date: January 2, 2015

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock MuniYield Quality Fund, Inc.

Date: January 2, 2015

3